The Allstate Corporation Investor Supplement Third Quarter 2019 The consolidated financial statements and financial exhibits includedherein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Third Quarter 2019 Table of Contents Consolidated Operations Allstate Life Condensed Consolidated Statements of Operations 1 Segment Results and Other Statistics 27 Contribution to Income 2 Return on Equity 28 Segment Results 3,4 Condensed Consolidated Statements of Financial Position 5 Allstate Benefits Book Value per Common Share 6 Segment Results and Other Statistics 29 Return on Common Shareholders' Equity 7 Return on Equity 30 Debt to Capital 8 Policies in Force 9 Allstate Annuities Premiums Written for Allstate Protection and Service Businesses 10 Segment Results and Other Statistics 31 Catastrophe Losses 11 Return on Equity 32 Property-Liability Corporate and Other Results 12 Corporate and Other Segment Results 33 Prior Year Reserve Reestimates 13 Catastrophe Losses included in Prior Year Reserve Reestimates 14 Investments Allstate Protection Investment Position 34 Impact of Net Rate Changes Approved on Premiums Written 15 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 35 Allstate Brand Profitability Measures 16 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 36,37 Allstate Brand Statistics 17 Investment Position and Results by Strategy by Segment 38,39 Esurance Brand Profitability Measures and Statistics 18 Performance-Based Investments 40 Encompass Brand Profitability Measures and Statistics 19 Auto Profitability Measures by Brand 20 Definitions of Non-GAAP Measures 41,42 Homeowners Profitability Measures by Brand 21 Other Personal Lines Profitability Measures by Brand 22 Commercial Lines Profitability Measures 23 Discontinued Lines and Coverages Reserves 24 Service Businesses Segment Results 25 Allstate Protection Plans Results 26

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	;jh	Sept. 30, 2019	Sept. 30, 2018
Revenues									
Property and casualty insurance premiums [1]	$ 9,094	$ 8,986	$ 8,802	$ 8,707	$ 8,595	$ 8,460	$ 8,286	$ 26,882	$ 25,341
Life premiums and contract charges [2]	625	621	628	625	612	612	616	1,874	1,840
Other revenue [3]	273	271	250	257	238	228	216	794	682
Net investment income	880	942	648	786	844	824	786	2,470	2,454
Realized capital gains and losses:									
Total other-than-temporary impairment ("OTTI") losses	(16)	(12)	(16)	(5)	(4)	(4)	-	(44)	(8)
OTTI losses reclassified to (from) other comprehensive income	2	(3)	2	1	(1)	-	(1)	1	(2)
Net OTTI losses recognized in earnings	(14)	(15)	(14)	(4)	(5)	(4)	(1)	(43)	(10)
Sales and valuation changes on equity investments and derivatives	211	339	676	(890)	181	(21)	(133)	1,226	27
Total realized capital gains and losses	197	324	662	(894)	176	(25)	(134)	1,183	17
Total revenues	11,069	11,144	10,990	9,481	10,465	10,099	9,770	33,203	30,334
Costs and expenses									
Property and casualty insurance claims and claims expense	6,051	6,356	5,820	6,067	5,805	5,777	5,129	18,227	16,711
Life contract benefits	513	511	497	488	498	483	504	1,521	1,485
Interest credited to contractholder funds	169	156	162	165	163	165	161	487	489
Amortization of deferred policy acquisition costs	1,425	1,362	1,364	1,336	1,317	1,296	1,273	4,151	3,886
Operating costs and expenses	1,414	1,380	1,380	1,508	1,425	1,358	1,303	4,174	4,086
Pension and other postretirement remeasurement gains and losses	225	125	15	500	(39)	(7)	14	365	(32)
Restructuring and related charges	-	9	18	12	13	23	19	27	55
Amortization of purchased intangibles	32	32	32	36	24	23	22	96	69
Impairment of purchased intangibles	-	55	-	-	-	-	-	55	-
Interest expense	80	82	83	81	82	86	83	245	251
Total costs and expenses	9,909	10,068	9,371	10,193	9,288	9,204	8,508	29,348	27,000
Gain on disposition of operations	-	2	1	2	1	2	1	3	4
Income (Loss) from operations before income tax expense	1,160	1,078	1,620	(710)	1,178	897	1,263	3,858	3,338
Income tax expense (benefit)	229	227	328	(168) [5]	199 [5]	180	257	784	636
Net income (loss)	931	851	1,292	(542)	979	717	1,006	3,074	2,702
Preferred stock dividends	42	30	31	43	37	39	29	103	105
Net income (loss) applicable to common shareholders	$ 889	$ 821	$ 1,261	$ (585)	$ 942	$ 678	$ 977	$ 2,971	$ 2,597
Earnings per common share [4]									
Net income (loss) applicable to common shareholders per common share - Basic	$ 2.71	$ 2.47	$ 3.79	$ (1.71)	$ 2.72	$ 1.94	$ 2.76	$ 8.98	$ 7.43
Weighted average common shares - Basic	327.7	332.0	332.6	341.9	346.0	349.2	354.1	330.8	349.7
Net income (loss) applicable to common shareholders per common share - Diluted	$ 2.67	$ 2.44	$ 3.74	$ (1.71) [6]	$ 2.68	$ 1.91	$ 2.71	$ 8.85	$ 7.31
Weighted average common shares - Diluted	333.0	336.9	337.5	347.1	351.7	354.6	359.9	335.7	355.4
Cash dividends declared per common share	$ 0.50	$ 0.50	$ 0.50	$ 0.46	$ 0.46	$ 0.46	$ 0.46	$ 1.50	$ 1.38

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.
(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.
(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.
(4) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.
(5) Includes a $2 million Tax Legislation expense for the quarter ended December 31, 2018 and a $31 million benefit for the quarter ended September 30, 2018.
(6) Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 3Q19 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Contribution to income									
Net income (loss) applicable to common shareholders	$ 889	$ 821	$ 1,261	$ (585)	$ 942	$ 678	$ 977	$ 2,971	$ 2,597
Realized capital gains and losses, after-tax	(155)	(256)	(524)	704	(141)	19	106	(935)	(16)
Pension and other postretirement remeasurement gains and losses, after-tax	179	99	11	395	(30)	(6)	11	289	(25)
Valuation changes on embedded derivatives not hedged, after-tax	10	2	3	2	(1)	-	(4)	15	(5)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	(1)	1	2	1	1	3	2	2	6
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	-	(1)	(1)	-	(1)	-	(2)	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax	25	26	25	35	20	18	17	76	55
Impairment of purchased intangibles, after-tax	-	43	-	-	-	-	-	43	-
Gain on disposition of operations, after-tax	-	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(3)
Tax Legislation expense (benefit)	-	-	-	2	(31)	-	-	-	(31)
Adjusted net income *	$ 946	$ 735	$ 776	$ 552	$ 759	$ 710	$ 1,108	$ 2,457	$ 2,577
Income per common share - Diluted									
Net income (loss) applicable to common shareholders	$ 2.67	$ 2.44	$ 3.74	$ (1.71) (1)	$ 2.68	$ 1.91	$ 2.71	$ 8.85	$ 7.31
Realized capital gains and losses, after-tax	(0.47)	(0.76)	(1.55)	2.03	(0.40)	0.05	0.29	(2.79)	(0.05)
Pension and other postretirement remeasurement gains and losses, after-tax	0.54	0.29	0.03	1.15	(0.08)	(0.01)	0.03	0.86	(0.07)
Valuation changes on embedded derivatives not hedged, after-tax	0.03	-	0.01	0.01	-	-	(0.01)	0.05	(0.01)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	-	-	-	-	-	0.01	0.01	0.02
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	(0.01)	-
Business combination expenses and the amortization of purchased intangibles, after-tax	0.07	0.08	0.07	0.10	0.05	0.05	0.05	0.23	0.15
Impairment of purchased intangibles, after-tax	-	0.13	-	-	-	-	-	0.13	-
Gain on disposition of operations, after-tax	-	-	-	-	-	-	-	(0.01)	(0.01)
Tax Legislation expense (benefit)	-	-	-	0.01	(0.09)	-	-	-	(0.09)
Adjusted net income *	$ 2.84	$ 2.18	$ 2.30	$ 1.59	$ 2.16	$ 2.00	$ 3.08	$ 7.32	$ 7.25
Weighted average common shares - Diluted	333.0	336.9	337.5	347.1	351.7	354.6	359.9	335.7	355.4

(1) Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 3Q19 Supplement

2

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Three months ended September 30, 2019										
Premiums and contract charges	$ 8,782	$ -	$ 8,782	$ 312	$ 331	$ 291	$ 3	$ -	$ -	$ 9,719
Intersegment insurance premiums and service fees	-	-	-	44	-	-	-	-	(44)	-
Other revenue	195	-	195	47	31	-	-	-	-	273
Claims and claims expense	(5,862)	(98)	(5,960)	(93)	-	-	-	-	2	(6,051)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(287)	(170)	(225)	-	-	(682)
Amortization of deferred policy acquisition costs	(1,167)	-	(1,167)	(139)	(84)	(33)	(2)	-	-	(1,425)
Operating costs and expenses	(1,112)	(1)	(1,113)	(171)	(77)	(69)	(7)	(19)	42	(1,414)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(225)	-	(225)
Restructuring and related charges	1	-	1	(1)	-	-	-	-	-	-
Amortization of purchased intangibles	(1)	-	(1)	(31)	-	-	-	-	-	(32)
Impairment of purchased intangibles	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	(80)	-	(80)
Underwriting income (loss)	$ 836	$ (99)	737							
Net investment income			448	11	128	21	251	21	-	880
Realized capital gains and losses			163	4	5	2	20	3		197
Gain on disposition of operations			-	-	-	-	-	-	-	-
Income tax (expense) benefit			(272)	4	(7)	(9)	(9)	64	-	(229)
Preferred stock dividends			-		-	-	-	(42)	-	(42)
Net income (loss) applicable to common shareholders			$ 1,076	$ (13)	$ 40	$ 33	$ 31	$ (278)	$ -	$ (889)
Realized capital gains and losses, after-tax			(127)	(4)	(4)	(2)	(16)	(2)	-	(155)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	179	-	179
Valuation changes on embedded derivatives not hedged, after-tax			-	-	9	-	1	-	-	10
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	(1)	-	-	-	-	(1)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			-	25	-	-	-	-	-	25
Impairment of purchased intangibles, after-tax			-	-	-	-	-	-	-	-
Gain on disposition of operations, after-tax			-	-	-	-	-	-	-	-
Adjusted net income (loss) *			$ 948	$ 8 [1]	$ 44 [1]	$ 31 [1]	$ 16 [1]	$ (101) [1]	$ -	$ 946
Three months ended September 30, 2018										
Premiums and contract charges	$ 8,320	$ -	$ 8,320	$ 275	$ 322	$ 285	$ 5	$ -	$ -	$ 9,207
Intersegment insurance premiums and service fees	-	-	-	31	-	-	-	-	(31)	-
Other revenue	192	-	192	16	30	-	-	-	-	238
Claims and claims expense	(5,637)	(80)	(5,717)	(90)	-	-	-	-	2	(5,805)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(265)	(167)	(229)	-	-	(661)
Amortization of deferred policy acquisition costs	(1,133)	-	(1,133)	(118)	(38)	(26)	(2)	-	-	(1,317)
Operating costs and expenses	(1,139)	-	(1,139)	(124)	(88)	(68)	(7)	(28)	29	(1,425)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	39	-	39
Restructuring and related charges	(12)	-	(12)	-	(1)	-	-	-	-	(13)
Amortization of purchased intangibles	(4)	-	(4)	(20)	-	-	-	-	-	(24)
Interest expense	-	-	-	-	-	-	-	(82)	-	(82)
Underwriting income (loss)	$ 587	$ (80)	507							
Net investment income			410	7	128	19	260	20	-	844
Realized capital gains and losses			126	-	(3)	2	51	-	-	176
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(211)	3	(30)	(10)	52	(3)	-	(199)
Preferred stock dividends			-	-	-	-	-	(37)	-	(37)
Net income (loss) applicable to common shareholders			$ 832	$ (20)	$ 55	$ 35	$ 131	$ (91)	$ -	$ 942
Realized capital gains and losses, after-tax			(103)	1	3	(2)	(40)	-	-	(141)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	(30)	-	(30)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(1)	-	-	(1)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	1	-	-	-	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles, after-tax			4	16	-	-	-	-	-	20
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Tax Legislation expense (benefit)			3	4	16	-	(69)	15	-	(31)
Adjusted net income (loss) *			$ 736	$ 1 [1]	$ 75 [1]	$ 33 [1]	$ 20 [1]	$ (106) [1]	$ -	$ 759

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 3Q19 Supplement

3

The Allstate Corporation
Consolidating Segment Results

($ in millions)

	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Nine months ended September 30, 2019					
Premiums and contract charges	$ 25,970	$ -	$ 25,970	$ 912	$ 1,001	$ 863	$ 10	$ -	$ -	$ 28,756
Intersegment insurance premiums and service fees	-	-	-	110	-	-	-	-	(110)	-
Other revenue	561	-	561	142	91	-	-	-	-	794
Claims and claims expense	(17,859)	(103)	(17,962)	(271)	-	-	-	-	6	(18,227)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(859)	(475)	(674)	-	-	(2,008)
Amortization of deferred policy acquisition costs	(3,494)	-	(3,494)	(400)	(141)	(111)	(5)	-	-	(4,151)
Operating costs and expenses	(3,240)	(2)	(3,242)	(480)	(259)	(211)	(22)	(64)	104	(4,174)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(365)	-	(365)
Restructuring and related charges	(26)	-	(26)	-	(1)	-	-	-	-	(27)
Amortization of purchased intangibles	(3)	-	(3)	(93)	-	-	-	-	-	(96)
Impairment of purchased intangibles	-	-	-	(55)	-	-	-	-	-	(55)
Interest expense	-	-	-	-	-	-	-	(245)	-	(245)
Underwriting income (loss)	$ 1,909	$ (105)	1,804							
Net investment income			1,210	30	380	61	737	52	-	2,470
Realized capital gains and losses			916	21	1	8	224	13	-	1,183
Gain on disposition of operations			-	-	-	-	3	-	-	3
Income tax (expense) benefit			(809)	19	(39)	(29)	(57)	131	-	(784)
Preferred stock dividends			-	-	-	-	-	(103)	-	(103)
Net income (loss) applicable to common shareholders			$ 3,121	$ (65)	$ 174	$ 106	$ 216	$ (581)	$ -	$ 2,971
Realized capital gains and losses, after-tax			(724)	(17)	-	(7)	(177)	(10)	-	(935)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	289	-	289
Valuation changes on embedded derivatives not hedged, after-tax			-	-	9	-	6	-	-	15
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangibles, after-tax			2	74	-	-	-	-	-	76
Impairment of purchased intangibles, after-tax			-	43	-	-	-	-	-	43
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Adjusted net income (loss) *			$ 2,397	$ 35 [(1)]	$ 185 [(1)]	$ 99 [(1)]	$ 43 [(1)]	$ (302) [(1)]	$ -	$ 2,457
					Nine months ended September 30, 2018					
Premiums and contract charges	$ 24,528	$ -	$ 24,528	$ 813	$ 975	$ 854	$ 11	$ -	$ -	$ 27,181
Intersegment insurance premiums and service fees	-	-	-	89	-	-	-	-	(89)	-
Other revenue	550	-	550	48	84	-	-	-	-	682
Claims and claims expense	(16,359)	(85)	(16,444)	(272)	-	-	-	-	5	(16,711)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(806)	(476)	(692)	-	-	(1,974)
Amortization of deferred policy acquisition costs	(3,331)	-	(3,331)	(341)	(106)	(103)	(5)	-	-	(3,886)
Operating costs and expenses	(3,276)	(1)	(3,277)	(357)	(257)	(207)	(25)	(47)	84	(4,086)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	32	-	32
Restructuring and related charges	(51)	-	(51)	(1)	(3)	-	-	-	-	(55)
Amortization of purchased intangibles	(8)	-	(8)	(61)	-	-	-	-	-	(69)
Interest expense	-	-	-	-	-	-	-	(251)	-	(251)
Underwriting income (loss)	$ 2,053	$ (86)	1,967							
Net investment income			1,100	18	380	57	843	56	-	2,454
Realized capital gains and losses			16	(6)	(9)	-	28	(12)	-	17
Gain on disposition of operations			-	-	-	-	4	-	-	4
Income tax (expense) benefit			(631)	13	(61)	(27)	34	36	-	(636)
Preferred stock dividends			-	-	-	-	-	(105)	-	(105)
Net income (loss) applicable to common shareholders			$ 2,452	$ (57)	$ 197	$ 98	$ 198	$ (291)	$ -	$ 2,597
Realized capital gains and losses, after-tax			(16)	5	7	-	(22)	10	-	(16)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	(25)	-	(25)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(5)	-	-	(5)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	6	-	-	-	-	6
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangibles, after-tax			7	48	-	-	-	-	-	55
Gain on disposition of operations, after-tax			-	-	-	-	(3)	-	-	(3)
Tax Legislation expense (benefit)			3	4	16	-	(69)	15	-	(31)
Adjusted net income (loss) *			$ 2,445	$ - [(1)]	$ 226 [(1)]	$ 98 [(1)]	$ 99 [(1)]	$ (291) [(1)]	$ -	$ 2,577

[(1)] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 3Q19 Supplement

4

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Assets					
Investments					
Fixed income securities, at fair value (1)	$ 59,259	$ 58,484	$ 58,202	$ 57,170	$ 57,663
Equity securities, at fair value (2)	8,206	7,906	5,802	5,036	6,965
Mortgage loans	4,694	4,687	4,681	4,670	4,592
Limited partnership interests	7,990	7,818	7,493	7,505	7,602
Short-term, at fair value	5,254	3,740	4,157	3,027	3,071
Other	3,904	3,856	3,786	3,852	4,075
Total investments	89,307	86,491	84,121	81,260	83,968
Cash	587	599	551	499	460
Premium installment receivables, net	6,558	6,380	6,201	6,154	6,196
Deferred policy acquisition costs	4,683	4,667	4,670	4,784	4,667
Reinsurance and indemnification recoverables, net	9,363	9,292	9,374	9,565	8,994
Accrued investment income	613	633	614	600	616
Property and equipment, net	1,092	1,058	1,047	1,045	1,032
Goodwill	2,545	2,547	2,547	2,530	2,189
Other assets	3,383	3,649	3,659	3,007	3,060
Separate Accounts	2,942	3,058	3,050	2,805	3,307
Total assets	$ 121,073	$ 118,374	$ 115,834	$ 112,249	$ 114,489
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 28,076	$ 28,105	$ 27,544	$ 27,423	$ 26,939
Reserve for life-contingent contract benefits	12,378	12,337	12,200	12,208	12,214
Contractholder funds	17,804	17,964	18,161	18,371	18,650
Unearned premiums	15,343	14,752	14,323	14,510	14,408
Claim payments outstanding	952	915	891	1,007	904
Deferred income taxes	1,079	997	817	425	667
Other liabilities and accrued expenses	9,729	9,142	8,977	7,737	7,291
Long-term debt (3)	6,630	6,628	6,453	6,451	6,450
Separate Accounts	2,942	3,058	3,050	2,805	3,307
Total liabilities	94,933	93,898	92,416	90,937	90,830
Equity					
Preferred stock and additional capital paid-in (4)(5)	3,052	1,930	1,930	1,930	2,303
Common stock (6)	9	9	9	9	9
Additional capital paid-in	3,511	3,477	3,291	3,310	3,441
Retained income	46,527	45,803	45,148	44,033	44,776
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)
Treasury stock, at cost (7)	(29,063)	(28,500)	(28,042)	(28,085)	(27,011)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	2,023	1,654	972	(2)	(16)
Unrealized foreign currency translation adjustments	(50)	(40)	(44)	(49)	(23)
Unamortized pension and other postretirement prior service credit	134	146	157	169	183
Total accumulated other comprehensive income	2,107	1,760	1,085	118	144
Total shareholders' equity	26,140	24,476	23,418	21,312	23,659
Total liabilities and shareholders' equity	$ 121,073	$ 118,374	$ 115,834	$ 112,249	$ 114,489

(1) Amortized cost was $56,263, $56,008, $56,831, $57,134, and $57,618 as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.
(2) Cost was $6,930, $6,673, $4,767, $4,489 and $5,741 as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.
(3) On May 16, 2019 we repaid $317 million of 7.450% Senior Notes, Series B, at maturity. On June 10, 2019, we issued $500 million of 3.850% Senior Notes due 2049.
(4) Preferred shares outstanding were 125.8 thousand at September 30, 2019, 79.8 thousand at June 30, 2019, March 31, 2019 and December 31, 2018 and 95.2 thousand at September 30, 2018.
(5) On August 8, 2019, we issued 46,000 shares of 5.100% Fixed Rate Noncumulative Perpetual Preferred Stock, Series H.
(6) Common shares outstanding were 324,988,765; 329,903,875; 333,056,875; 331,908,805 and 344,950,779 as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.
(7) Treasury shares outstanding were 575 million, 570 million, 567 million, 568 million and 555 million as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively.

The Allstate Corporation 3Q19 Supplement

5

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)

	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Book value per common share							
Numerator:							
Common shareholders' equity [(1)]	$ 23,088	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	330.6	335.1	337.9	336.7	350.9	351.9	357.7
Book value per common share	$ 69.84	$ 67.28	$ 63.59	$ 57.56	$ 60.86	$ 59.16	$ 58.62
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities							
Numerator:							
Common shareholders' equity	$ 23,088	$ 22,546	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Less: Unrealized net capital gains and losses on fixed income securities	2,028	1,658	975	-	(15)	55	187
Adjusted common shareholders' equity	$ 21,060	$ 20,888	$ 20,513	$ 19,382	$ 21,371	$ 20,764	$ 20,783
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	330.6	335.1	337.9	336.7	350.9	351.9	357.7
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 63.70	$ 62.33	$ 60.71	$ 57.56	$ 60.90	$ 59.01	$ 58.10

(1) Excludes equity related to preferred stock of $3,052 million at September 30, 2019, $1,930 million at June 30, 2019, March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented.

The Allstate Corporation 3Q19 Supplement

6

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Common Shareholders' Equity							
Numerator:							
Net income applicable to common shareholders [1][2]	$ 2,386	$ 2,439	$ 2,296	$ 2,012	$ 3,891	$ 3,759	$ 3,630
Denominator:							
Beginning common shareholders' equity	$ 21,356	$ 20,819	$ 20,970	$ 20,805	$ 20,508	$ 19,806	$ 19,495
Ending common shareholders' equity [3]	23,088	22,546	21,488	19,382	21,356	20,819	20,970
Average common shareholders' equity [4]	$ 22,222	$ 21,683	$ 21,229	$ 20,094	$ 20,932	$ 20,313	$ 20,233
Return on common shareholders' equity	10.7 %	11.2 %	10.8 %	10.0 %	18.6 %	18.5 %	17.9 %
Adjusted Net Income Return on Common Shareholders' Equity							
Numerator:							
Adjusted net income * [1]	$ 3,009	$ 2,822	$ 2,797	$ 3,129	$ 3,400	$ 3,322	$ 3,157
Denominator:							
Beginning common shareholders' equity	$ 21,356	$ 20,819	$ 20,970	$ 20,805	$ 20,508	$ 19,806	$ 19,495
Less: Unrealized net capital gains and losses	(16)	54	187	1,662	1,651	1,526	1,256
Adjusted beginning common shareholders' equity	21,372	20,765	20,783	19,143	18,857	18,280	18,239
Ending common shareholders' equity	23,088	22,546	21,488	19,382	21,356	20,819	20,970
Less: Unrealized net capital gains and losses	2,023	1,654	972	(2)	(16)	54	187
Adjusted ending common shareholders' equity	21,065	20,892	20,516	19,384	21,372	20,765	20,783
Average adjusted common shareholders' equity [4]	$ 21,219	$ 20,829	$ 20,650	$ 19,264	$ 20,115	$ 19,523	$ 19,511
Adjusted net income return on common shareholders' equity *	14.2 %	13.5 %	13.5 %	16.2 %	16.9 %	17.0 %	16.2 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $2 million Tax Legislation benefit for the period ended September 30, 2019, a $29 million benefit for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $540 million benefit for the period ended September 30, 2018, and a $509 million benefit for all other periods presented.

(3) Excludes equity related to preferred stock of $3,052 million at September 30, 2019, $1,930 million at June 30, 2019, March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented.

(4) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q19 Supplement

7

The Allstate Corporation
Debt to Capital

($ in millions)	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Debt							
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,630	6,628	6,453	6,451	6,450	6,448	6,847
Total debt	$ 6,630	$ 6,628	$ 6,453	$ 6,451	$ 6,450	$ 6,448	$ 6,847
Capital resources							
Debt	$ 6,630	$ 6,628	$ 6,453	$ 6,451	$ 6,450	$ 6,448	$ 6,847
Shareholders' equity							
Preferred stock and additional capital paid-in	3,052	1,930	1,930	1,930	2,303	2,303	2,303
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,511	3,477	3,291	3,310	3,441	3,391	3,367
Retained income	46,527	45,803	45,148	44,033	44,776	43,997	43,479
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)	(3)	(3)
Treasury stock	(29,063)	(28,500)	(28,042)	(28,085)	(27,011)	(26,818)	(26,280)
Unrealized net capital gains and losses	2,023	1,654	972	(2)	(16)	54	187
Unrealized foreign currency translation adjustments	(50)	(40)	(44)	(49)	(23)	(9)	(3)
Unamortized pension and other postretirement prior service credit	134	146	157	169	183	198	214
Total shareholders' equity	26,140	24,476	23,418	21,312	23,659	23,122	23,273
Total capital resources	$ 32,770	$ 31,104	$ 29,871	$ 27,763	$ 30,109	$ 29,570	$ 30,120
Ratio of debt to shareholders' equity	25.4 %	27.1 %	27.6 %	30.3 %	27.3 %	27.9 %	29.4 %
Ratio of debt to capital resources	20.2 %	21.3 %	21.6 %	23.2 %	21.4 %	21.8 %	22.7 %

The Allstate Corporation 3Q19 Supplement

8

The Allstate Corporation Policies in Force and Other Statistics Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2019 2019 2018 2018 2018 2018 Policies in Force statistics (in thousands) (1) Allstate Protection Allstate brand Auto 20,339 20,301 20,145 20,104 19,912 19,810 19,617 Homeowners 6,237 6,221 6,198 6,186 6,145 6,121 6,093 Landlord 663 670 676 681 683 688 692 Renter 1,679 1,668 1,655 1,642 1,626 1,612 1,599 Condominium 673 670 668 668 665 664 663 Other 1,326 1,319 1,307 1,304 1,297 1,287 1,276 Other personal lines 4,341 4,327 4,306 4,295 4,271 4,251 4,230 Commercial lines 228 229 230 231 231 234 238 Total 31,145 31,078 30,879 30,816 30,559 30,416 30,178 Esurance brand Auto 1,543 1,548 1,548 1,488 1,463 1,432 1,399 Homeowners 104 101 98 95 92 88 84 Other personal lines 48 48 48 46 46 46 45 Total 1,695 1,697 1,694 1,629 1,601 1,566 1,528 Encompass brand Auto 496 497 499 502 504 507 517 Homeowners 235 236 237 239 240 243 248 Other personal lines 77 77 78 78 80 81 83 Total 808 810 814 819 824 831 848 Allstate Protection Policies in Force 33,648 33,585 33,387 33,264 32,984 32,813 32,554 Service Businesses Allstate Protection Plans 89,783 83,968 77,866 68,588 52,151 44,459 41,806 Allstate Dealer Services 4,224 4,253 4,294 4,338 4,402 3,959 4,026 Allstate Identity Protection 1,318 1,260 1,211 1,040 - - - Allstate Roadside Services 617 635 649 663 671 681 692 Total 95,942 90,116 84,020 74,629 57,224 49,099 46,524 Allstate Life 2,003 2,009 2,012 2,022 2,018 2,019 2,018 Allstate Benefits 4,287 4,296 4,322 4,208 4,241 4,283 4,260 Allstate Annuities 197 201 206 211 215 220 225 Total Policies in Force 136,077 130,207 123,947 114,334 96,682 88,434 85,581 Agency Data (2) Total Allstate agencies (3) 12,800 12,700 12,700 12,700 12,400 12,300 12,300 Licensed sales professionals (4) 26,800 26,700 26,800 26,900 25,600 25,200 24,700 Allstate independent agencies (5) 3,300 3,200 3,000 (6) 2,700 2,600 2,600 2,500 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines PIF for shared economy agreements typically reflect contracts that cover multiple drivers as opposed to individual drivers. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • Allstate Protection Plans (formerly known as SquareTrade) represents active consumer product protection plans. • Allstate Identity Protection (formerly known as InfoArmor) reflects individual customer counts for identity protection products. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) Rounded to the nearest hundred. (3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (4) Represents employees of Allstate agencies who are licensed to sell Allstate products. (5) Includes 886 and 919 engaged Allstate independent agencies (“AIAs”) as of September 30, 2019 and December 31, 2018, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. (6) Beginning March 31, 2019, includes separate agency counts for agencies operating out of multiple locations, which increased the total agencies by approximately 200. The Allstate Corporation 3Q19 Supplement 9

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Allstate Protection									
Allstate brand [1]									
Auto	$ 5,599	$ 5,472	$ 5,395	$ 5,272	$ 5,357	$ 5,211	$ 5,151	$ 16,466	$ 15,719
Homeowners	2,143	2,076	1,565	1,777	2,008	1,949	1,465	5,784	5,422
Landlord	141	134	124	133	139	131	121	399	391
Renter	87	78	69	70	86	77	69	234	232
Condominium	78	75	62	68	73	72	59	215	204
Other	186	191	144	149	174	195	126	521	495
Other personal lines	492	478	399	420	472	475	375	1,369	1,322
Commercial lines	238	236	185	177	173	172	137	659	482
Total	8,472	8,262	7,544	7,646	8,010	7,807	7,128	24,278	22,945
Esurance brand									
Auto	525	469	532	452	487	430	470	1,526	1,387
Homeowners	35	32	25	23	30	27	21	92	78
Other personal lines	2	2	2	2	2	2	2	6	6
Total	562	503	559	477	519	459	493	1,624	1,471
Encompass brand									
Auto	147	146	120	130	143	146	118	413	407
Homeowners	110	111	86	98	106	108	86	307	300
Other personal lines	21	21	18	19	22	21	19	60	62
Total	278	278	224	247	271	275	223	780	769
Total Allstate Protection									
Auto	6,271	6,087	6,047	5,854	5,987	5,787	5,739	18,405	17,513
Homeowners	2,288	2,219	1,676	1,898	2,144	2,084	1,572	6,183	5,800
Other personal lines	515	501	419	441	496	498	396	1,435	1,390
Commercial lines	238	236	185	177	173	172	137	659	482
Total	9,312	9,043	8,327	8,370	8,800	8,541	7,844	26,682	25,185
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 9,312	$ 9,043	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 26,682	$ 25,185

	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019 (nine months)	Sept. 30, 2018 (nine months)
Service Businesses [2]									
Allstate Protection Plans	$ 181	$ 167	$ 206	$ 323	$ 194	$ 126	$ 130	$ 554	$ 450
Allstate Dealer Services	126	120	99	105	99	103	92	345	294
Allstate Roadside Services	57	63	63	61	65	68	65	183	198
Total	364	350	368	489	358	297	287	1,082	942
Total premiums written	$ 9,676	$ 9,393	$ 8,695	$ 8,859	$ 9,158	$ 8,838	$ 8,131	$ 27,764	$ 26,127
Non-Proprietary Premiums									
Ivantage [3]	$ 1,871	$ 1,840	$ 1,806	$ 1,780	$ 1,758	$ 1,719	$ 1,679	$ 1,871	$ 1,758
Answer Financial [4]	153	150	145	140	156	156	148	448	460
[1] Canada premiums included in Allstate brand									
Auto	$ 291	$ 287	$ 205	$ 220	$ 244	$ 245	$ 186	$ 783	$ 675
Homeowners	93	87	58	68	77	77	50	238	204
Other personal lines	32	28	20	23	25	29	14	80	68
Total	$ 416	$ 402	$ 283	$ 311	$ 346	$ 351	$ 250	$ 1,101	$ 947

[2] There are no premiums written for Arity or Allstate Identity Protection, which are part of the Service Businesses segment. Revenues for Arity and Allstate Identity Protection are primarily reported as intersegment service fees and other revenue.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 were $45 million, $45 million, $37 million, $39 million, $45 million, $44 million and $37 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three and nine months ended September 30, 2019 were $17 million and $55 million, respectively.

The Allstate Corporation 3Q19 Supplement

10

The Allstate Corporation
Catastrophe Losses

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Allstate Protection									
Allstate brand									
Auto	$ 130	$ 179	$ 68	$ 53	$ 113	$ 160	$ (1)	$ 377	$ 272
Homeowners	292 (2)	781 (2)	511 (2)	798 (2)	418	627	300	1,584	1,345
Other personal lines	23	57	64	87	51	46	27	144	124
Commercial lines	2	4	1	9	6	4	3	7	13
Total	447	1,021	644	947	588	837	329	2,112	1,754
Esurance brand									
Auto	9	10	3	2	8	15	2	22	25
Homeowners	7	15	3	4	6	14	1	25	21
Total	16	25	6	6	14	29	3	47	46
Encompass brand									
Auto	4	3	3	(1)	2	4	1	10	7
Homeowners	41	22	25	9	20	34	26	88	80
Other personal lines	2	1	2	2	1	2	2	5	5
Total	47	26	30	10	23	40	29	103	92
Allstate Protection									
Auto	143	192	74	54	123	179	2	409	304
Homeowners	340	818	539	811	444	675	327	1,697	1,446
Other personal lines	25	58	66	89	52	48	29	149	129
Commercial lines	2	4	1	9	6	4	3	7	13
Total	510	1,072	680	963	625	906	361	2,262	1,892
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 510	$ 1,072	$ 680	$ 963	$ 625	$ 906	$ 361	$ 2,262	$ 1,892
Effect of Catastrophe Losses on Combined Ratio (1)									
Allstate Protection									
Auto	1.6	2.2	0.9	0.6	1.5	2.2	-	1.6	1.2
Homeowners	3.9	9.4	6.3	9.6	5.3	8.2	4.1	6.5	5.9
Other personal lines	0.3	0.7	0.8	1.1	0.6	0.6	0.4	0.6	0.5
Commercial lines	-	-	-	0.1	0.1	0.1	-	-	0.1
Total	5.8	12.3	8.0	11.4	7.5	11.1	4.5	8.7	7.7
10-year average effect of catastrophe	6.9	14.0	6.8	6.1	6.9	14.0	6.8	8.5	8.4

(1) Calculated using the total premiums earned for Allstate Protection for the respective period. Discontinued Lines and Coverages does not have premiums earned.

(2) Includes $7 million of reduction of reinsurance premiums for the three months ended September 30, 2019 and $5 million, $15 million and $60 million of reinstatement reinsurance premiums for the three months ended June 30, 2019, March 31, 2019 and December 31, 2018, respectively, related to the 2018 Camp Fire.

The Allstate Corporation 3Q19 Supplement 11

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Premiums written	$ 9,312	$ 9,043	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 26,682	$ 25,185
(Increase) decrease in unearned premiums	(538)	(384)	179	99	(505)	(347)	209	(743)	(643)
Other	8	22	1	(47)	25	(5)	(34)	31	(14)
Premiums earned	8,782	8,681	8,507	8,422	8,320	8,189	8,019	25,970	24,528
Other revenue	195	190	176	188	192	184	174	561	550
Claims and claims expense	(5,960)	(6,272)	(5,730)	(5,991)	(5,717)	(5,689)	(5,038)	(17,962)	(16,444)
Amortization of deferred policy acquisition costs	(1,167)	(1,163)	(1,164)	(1,144)	(1,133)	(1,110)	(1,088)	(3,494)	(3,331)
Operating costs and expenses	(1,114)	(1,060)	(1,071)	(1,180)	(1,143)	(1,098)	(1,044)	(3,245)	(3,285)
Restructuring and related charges	1	(9)	(18)	(9)	(12)	(21)	(18)	(26)	(51)
Underwriting income [1]	737	367	700	286	507	455	1,005	1,804	1,967
Net investment income	448	471	291	364	410	353	337	1,210	1,100
Income tax expense on operations	(236)	(179)	(202)	(119)	(185)	(166)	(277)	(617)	(628)
Realized capital gains and losses, after-tax	127	204	393	(516)	103	(12)	(75)	724	16
Tax Legislation expense	-	-	-	(2)	(3)	-	-	-	(3)
Net income applicable to common shareholders	$ 1,076	$ 863	$ 1,182	$ 13	$ 832	$ 630	$ 990	$ 3,121	$ 2,452
Catastrophe losses	$ 510	$ 1,072	$ 680	$ 963	$ 625	$ 906	$ 361	$ 2,262	$ 1,892
Amortization of purchased intangibles	$ 1	$ 1	$ 1	$ 3	$ 4	$ 3	$ 1	$ 3	$ 8
Operating ratios									
Loss ratio	67.9	72.3	67.4	71.1	68.7	69.4	62.9	69.2	67.1
Expense ratio [2]	23.7	23.5	24.4	25.5	25.2	25.0	24.6	23.9	24.9
Combined ratio	91.6	95.8	91.8	96.6	93.9	94.4	87.5	93.1	92.0
Loss ratio	67.9	72.3	67.4	71.1	68.7	69.4	62.9	69.2	67.1
Less: effect of catastrophe losses	5.8	12.3	8.0	11.4	7.5	11.1	4.5	8.7	7.7
effect of prior year non-catastrophe reserve reestimates	(0.5)	(0.9)	(0.4)	(1.1)	0.2	(1.7)	(0.6)	(0.6)	(0.7)
Underlying loss ratio *	62.6	60.9	59.8	60.8	61.0	60.0	59.0	61.1	60.1
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	91.6	95.8	91.8	96.6	93.9	94.4	87.5	93.1	92.0
Effect of catastrophe losses	(5.8)	(12.3)	(8.0)	(11.4)	(7.5)	(11.1)	(4.5)	(8.7)	(7.7)
Effect of prior year non-catastrophe reserve reestimates	0.5	0.9	0.4	1.1	(0.2)	1.7	0.6	0.6	0.7
Underlying combined ratio *	86.3	84.4	84.2	86.3	86.2	85.0	83.6	85.0	85.0
Effect of restructuring and related charges on combined ratio	-	0.1	0.2	0.1	0.1	0.3	0.2	0.1	0.2
Effect of Discontinued Lines and Coverages on combined ratio	1.1	0.1	0.1	-	1.0	-	0.1	0.5	0.4
[1] Underwriting Income (Loss)									
Allstate brand	$ 858	$ 367	$ 702	$ 306	$ 587	$ 463	$ 1,001	$ 1,927	$ 2,051
Esurance brand	(6)	(3)	3	(9)	(10)	(9)	3	(6)	(16)
Encompass brand	(15)	7	(2)	(4)	11	5	6	(10)	22
Answer Financial	(1)	(1)	-	(3)	(1)	(1)	(2)	(2)	(4)
Total underwriting income for Allstate Protection	836	370	703	290	587	458	1,008	1,909	2,053
Discontinued Lines and Coverages	(99)	(3)	(3)	(4)	(80)	(3)	(3)	(105)	(86)
Total underwriting income for Property-Liability	$ 737	$ 367	$ 700	$ 286	$ 507	$ 455	$ 1,005	$ 1,804	$ 1,967

[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q19 Supplement

12

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Prior Year Reserve Reestimates [1]									
Allstate Protection									
Allstate brand									
Auto	$ (152)	$ (94)	$ (58)	$ (94)	$ (97)	$ (155)	$ (101)	$ (304)	$ (353)
Homeowners	(1)	(1)	46	(35)	(17)	24	27	44	34
Other personal lines	10	(1)	10	12	8	(6)	(6)	19	(4)
Commercial lines	-	13	4	1	42	45	20	17	107
Total	(143)	(83)	2	(116)	(64)	(92)	(60)	(224)	(216)
Esurance brand									
Auto	-	(1)	4	2	-	(1)	1	3	-
Homeowners	-	1	(1)	1	1	1	(1)	-	1
Other personal lines	-	-	-	-	(1)	-	-	-	(1)
Total	-	-	3	3	-	-	-	3	-
Encompass brand									
Auto	(1)	(9)	-	(7)	(2)	(1)	-	(10)	(3)
Homeowners	3	4	8	2	3	2	6	15	11
Other personal lines	(1)	2	(3)	(4)	(4)	(6)	-	(2)	(10)
Total	1	(3)	5	(9)	(3)	(5)	6	3	(2)
Discontinued Lines and Coverages	98	3	2	2	80	2	3	103	85
Total Property-Liability	$ (44)	$ (83)	$ 12	$ (120)	$ 13	$ (95)	$ (51)	$ (115)	$ (133)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]									
Allstate Protection									
Auto	(1.7)	(1.2)	(0.6)	(1.1)	(1.2)	(1.9)	(1.2)	(1.2)	(1.4)
Homeowners	-	-	0.6	(0.4)	(0.1)	0.3	0.4	0.2	0.2
Other personal lines	0.1	-	0.1	0.1	-	(0.1)	(0.1)	0.1	-
Commercial lines	-	0.2	-	-	0.5	0.5	0.2	-	0.4
Total	(1.6)	(1.0)	0.1	(1.4)	(0.8)	(1.2)	(0.7)	(0.9)	(0.8)
Discontinued Lines and Coverages	1.1	0.1	0.1	-	1.0	-	0.1	0.5	0.3
Total Property-Liability	(0.5)	(0.9)	0.2	(1.4)	0.2	(1.2)	(0.6)	(0.4)	(0.5)
Allstate Protection by brand									
Allstate brand	(1.6)	(1.0)	-	(1.3)	(0.8)	(1.1)	(0.8)	(0.9)	(0.8)
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	0.1	(0.1)	-	(0.1)	0.1	-	-
Total	(1.6)	(1.0)	0.1	(1.4)	(0.8)	(1.2)	(0.7)	(0.9)	(0.8)

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 3Q19 Supplement 13

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Allstate Protection [1]									
Allstate brand									
Auto	$ (1)	$ (7)	$ (1)	$ (2)	$ (4)	$ (5)	$ (27)	$ (9)	$ (36)
Homeowners	(1) [3]	6 [3]	42 [3]	(19)	2	41 [4]	27	47	70
Other personal lines	(1)	(3)	9	1	-	-	(3)	5	(3)
Commercial lines	(1)	1	(1)	-	-	1	(1)	(1)	-
Total	(4)	(3)	49	(20)	(2)	37	(4)	42	31
Esurance brand									
Auto	(1)	1	-	-	-	-	-	-	-
Homeowners	-	1	-	-	1	1	-	1	2
Total	(1)	2	-	-	1	1	-	1	2
Encompass brand									
Auto	-	-	-	-	(1)	-	-	-	(1)
Homeowners	3	4	4	-	3	2	7	11	12
Other personal lines	(1)	-	-	-	-	-	1	(1)	1
Total	2	4	4	-	2	2	8	10	12
Total Allstate Protection									
Auto	(2)	(6)	(1)	(2)	(5)	(5)	(27)	(9)	(37)
Homeowners	2	11	46	(19)	6	44	34	59	84
Other personal lines	(2)	(3)	9	1	-	-	(2)	4	(2)
Commercial lines	(1)	1	(1)	-	-	1	(1)	(1)	-
Total	(3)	3	53	(20)	1	40	4	53	45
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ (3)	$ 3	$ 53	$ (20)	$ 1	$ 40	$ 4	$ 53	$ 45
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][2]									
Allstate Protection									
Auto	-	(0.1)	-	-	(0.1)	(0.1)	(0.4)	-	(0.2)
Homeowners	-	0.1	0.5	(0.3)	0.1	0.6	0.4	0.2	0.4
Other personal lines	-	-	0.1	-	-	-	-	-	-
Commercial lines	-	-	-	-	-	-	-	-	-
Total	-	-	0.6	(0.3)	-	0.5	-	0.2	0.2
Allstate Protection by brand									
Allstate brand	-	-	0.6	(0.3)	-	0.5	(0.1)	0.2	0.1
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	-	-	-	0.1	-	0.1
Total	-	-	0.6	(0.3)	-	0.5	-	0.2	0.2

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned or catastrophe losses.
(3) Includes $7 million of reduction of reinsurance premiums for the three months ended September 30, 2019 and $5 million and $15 million of reinstatement reinsurance premiums incurred for the three months ended June 30, 2019 and March 31, 2019, respectively, related to the 2018 Camp Fire.
(4) Includes $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017.

The Allstate Corporation 3Q19 Supplement
14

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended September 30, 2019 [1]			Three months ended June 30, 2019			Three months ended March 31, 2019		
	Number of locations [5]	Total brand (%) [6]	Location specific (%) [7]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3]	24	0.5	3.1	20	0.8	3.4	19	0.6	3.4
Homeowners [4]	12	0.3	3.5	4	0.1	5.1	20	2.1	5.5
Esurance brand									
Auto	15	1.1	2.8	6	2.4	5.3	9	0.6	4.1
Homeowners	1	-	(3.0)	2	2.7	19.9	2	2.0	18.2
Encompass brand									
Auto	6	0.3	2.4	1	-	3.6	3	0.5	4.5
Homeowners	11	3.5	9.4	8	1.4	6.5	4	1.4	10.8

	Three months ended December 31, 2018			Three months ended September 30, 2018			Three months ended June 30, 2018		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto	25	0.3	3.2	20	-	1.0	21	0.5	2.5
Homeowners	18	1.1	4.6	10	0.4	3.6	5	0.1	1.8
Esurance brand									
Auto	8	0.3	1.3	14	0.9	3.4	8	0.5	2.9
Homeowners	1	0.4	9.9	-	-	-	-	-	-
Encompass brand									
Auto	4	0.5	2.6	7	0.6	4.6	5	1.0	7.9
Homeowners	3	1.2	8.2	11	2.7	7.8	7	0.7	6.1

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending September 30, 2019 are estimated to total $167 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 0.9%, 0.6%, 0.2%, 0.4% and 0.1% for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 2.2%, 1.7%, 1.4%, 1.1%, 2.0% and 2.4% for the trailing twelve months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(4) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.2%, 0.8%, 2.3%, 0.2%, 0.4% and 0.3% for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018 and June 30, 2018, respectively.

(5) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. Encompass operates in 40 states and the District of Columbia.

(6) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(7) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

The Allstate Corporation 3Q19 Supplement

15

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Net premiums written	$ 8,472	$ 8,262	$ 7,544	$ 7,646	$ 8,010	$ 7,807	$ 7,128	$ 24,278	$ 22,945
Net premiums earned									
Auto	$ 5,446	$ 5,404	$ 5,321	$ 5,275	$ 5,210	$ 5,131	$ 5,046	$ 16,171	$ 15,387
Homeowners	1,868	1,832	1,811	1,787	1,769	1,742	1,727	5,511	5,238
Other personal lines	447	440	437	432	432	432	420	1,324	1,284
Commercial lines	236	226	183	178	176	165	136	645	477
Total	$ 7,997	$ 7,902	$ 7,752	$ 7,672	$ 7,587	$ 7,470	$ 7,329	$ 23,651	$ 22,386
Other revenue									
Auto	$ 57	$ 57	$ 57	$ 65	$ 56	$ 56	$ 54	$ 171	$ 166
Homeowners	12	11	11	12	11	11	11	34	33
Other personal lines	37	35	28	34	36	34	28	100	98
Commercial lines	1	2	1	1	2	1	2	4	5
Other business lines [(1)]	46	46	38	39	47	41	41	130	129
Total	$ 153	$ 151	$ 135	$ 151	$ 152	$ 143	$ 136	$ 439	$ 431
Incurred losses									
Auto	$ 3,689	$ 3,698	$ 3,485	$ 3,520	$ 3,495	$ 3,424	$ 3,189	$ 10,872	$ 10,108
Homeowners	1,082	1,508	1,254	1,445	1,125	1,308	995	3,844	3,428
Other personal lines	277	281	292	316	305	260	257	850	822
Commercial lines	197	196	139	141	184	166	107	532	457
Total	$ 5,245	$ 5,683	$ 5,170	$ 5,422	$ 5,109	$ 5,158	$ 4,548	$ 16,098	$ 14,815
Expenses									
Auto	$ 1,385	$ 1,376	$ 1,381	$ 1,419	$ 1,380	$ 1,378	$ 1,300	$ 4,142	$ 4,058
Homeowners	437	414	426	449	438	408	406	1,277	1,252
Other personal lines	156	146	143	161	157	145	140	445	442
Commercial lines	39	39	38	37	36	36	37	116	109
Other business lines [(1)]	30	28	27	29	32	25	33	85	90
Total	$ 2,047	$ 2,003	$ 2,015	$ 2,095	$ 2,043	$ 1,992	$ 1,916	$ 6,065	$ 5,951
Underwriting income (loss)									
Auto	$ 429	$ 387	$ 512	$ 401	$ 391	$ 385	$ 611	$ 1,328	$ 1,387
Homeowners	361	(79)	142	(95)	217	37	337	424	591
Other personal lines	51	48	30	(11)	6	61	51	129	118
Commercial lines	1	(7)	7	1	(42)	(36)	(6)	1	(84)
Other business lines	16	18	11	10	15	16	8	45	39
Total	$ 858	$ 367	$ 702	$ 306	$ 587	$ 463	$ 1,001	$ 1,927	$ 2,051
Loss ratio	65.6	71.9	66.7	70.7	67.4	69.0	62.0	68.1	66.2
Expense ratio [(2)]	23.7	23.5	24.2	25.3	24.9	24.8	24.3	23.8	24.6
Combined ratio	89.3	95.4	90.9	96.0	92.3	93.8	86.3	91.9	90.8
Loss ratio	65.6	71.9	66.7	70.7	67.4	69.0	62.0	68.1	66.2
Less: effect of catastrophe losses	5.6	13.0	8.3	12.3	7.8	11.2	4.5	9.0	7.8
effect of prior year non-catastrophe reserve reestimates	(1.7)	(1.0)	(0.6)	(1.2)	(0.8)	(1.7)	(0.8)	(1.1)	(1.1)
Underlying loss ratio *	61.7	59.9	59.0	59.6	60.4	59.5	58.3	60.2	59.5
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	89.3	95.4	90.9	96.0	92.3	93.8	86.3	91.9	90.8
Effect of catastrophe losses	(5.6)	(13.0)	(8.3)	(12.3)	(7.8)	(11.2)	(4.5)	(9.0)	(7.8)
Effect of prior year non-catastrophe reserve reestimates	1.7	1.0	0.6	1.2	0.8	1.7	0.8	1.1	1.1
Underlying combined ratio *	85.4	83.4	83.2	84.9	85.3	84.3	82.6	84.0	84.1
Effect of prior year reserve reestimates on combined ratio	(1.8)	(1.0)	-	(1.5)	(0.8)	(1.2)	(0.8)	(0.9)	(1.0)
Effect of advertising expenses on combined ratio	2.1	1.9	1.9	2.5	2.5	2.0	1.6	2.0	2.1

(1) Other business lines represent commissions earned and other costs and expenses for Ivantage.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q19 Supplement
16

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
New Issued Applications (in thousands) [2]									
Auto	753	755	740	710	755	754	714	2,248	2,223
Homeowners	226	229	197	197	219	223	187	652	629
Average Premium - Gross Written ($) [3]									
Auto	589	581	578	578	572	566	564	583	567
Homeowners	1,308	1,295	1,267	1,243	1,238	1,226	1,212	1,292	1,227
Average Premium - Net Earned ($) [4]									
Auto	537	535	530	528	525	522	516	534	521
Homeowners	1,191	1,174	1,166	1,156	1,148	1,135	1,131	1,177	1,138
Annualized Average Premium ($) [5]									
Auto	1,071	1,065	1,057	1,050	1,047	1,036	1,029	1,060	1,030
Homeowners	1,198	1,178	1,169	1,156	1,152	1,138	1,134	1,178	1,137
Average Underlying Loss (Incurred Pure Premium) and Expense * ($) [6]									
Auto	991	970	953	978	963	956	920	968	940
Homeowners	779	732	745	712	751	716	716	749	724
Renewal Ratio (%) [7]									
Auto	88.6	88.8	88.8	88.5	88.7	88.5	88.3	88.7	88.5
Homeowners	88.4	88.2	88.4	88.5	88.3	87.7	87.5	88.3	87.9
Auto Property Damage (% change year-over-year)									
Gross claim frequency [8]	2.0	(0.8)	(1.6)	(2.5)	(2.7)	(2.9)	(2.5)	(0.1)	(2.7)
Paid claim frequency [8]	0.2	(1.5)	(3.6)	(0.6)	0.2	(3.0)	(3.0)	(1.6)	(2.0)
Paid claim severity [9]	5.1	8.8	6.1	7.4	7.7	3.7	4.7	6.6	5.4
Bodily Injury (% change year-over-year)									
Gross claim frequency [8]	(0.5)	(2.1)	(1.2)	(2.5)	(0.7)	(2.7)	(2.0)	(1.2)	(1.8)
Homeowners Excluding Catastrophe Losses (% change year-over-year)									
Gross claim frequency [8]	(8.8)	(2.8)	(0.2)	8.7	7.0	7.1	(1.1)	(4.1)	4.5
Paid claim frequency [8]	(6.4)	(6.7)	1.1	9.0	8.5	5.9	(4.0)	(4.3)	3.7
Paid claim severity [9]	13.2	11.7	0.5	(0.1)	3.4	5.0	14.4	8.6	7.2

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.

(6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency.

(9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity.

The Allstate Corporation 3Q19 Supplement
17

The Allstate Corporation Esurance Brand Profitability Measures and Statistics ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 562 $ 503 $ 559 $ 477 $ 519 $ 459 $ 493 $ 1,624 $ 1,471 Net premiums earned Auto $ 498 $ 496 $ 475 $ 466 $ 455 $ 439 $ 411 $ 1,469 $ 1,305 Homeowners 28 27 25 26 22 22 20 80 64 Other personal lines 2 2 2 2 2 2 2 6 6 Total $ 528 $ 525 $ 502 $ 494 $ 479 $ 463 $ 433 $ 1,555 $ 1,375 Other revenue Auto $ 23 $ 20 $ 20 $ 19 $ 21 $ 20 $ 20 $ 63 $ 61 Total $ 23 $ 20 $ 20 $ 19 $ 21 $ 20 $ 20 $ 63 $ 61 Incurred losses Auto $ 404 $ 387 $ 367 $ 374 $ 346 $ 334 $ 309 $ 1,158 $ 989 Homeowners 20 31 15 16 20 28 11 66 59 Other personal lines - 1 2 2 - 2 1 3 3 Total $ 424 $ 419 $ 384 $ 392 $ 366 $ 364 $ 321 $ 1,227 $ 1,051 Expenses Auto $ 126 $ 121 $ 129 $ 123 $ 135 $ 120 $ 121 $ 376 $ 376 Homeowners 7 7 6 6 8 8 7 20 23 Other personal lines - 1 - 1 1 - 1 1 2 Total $ 133 $ 129 $ 135 $ 130 $ 144 $ 128 $ 129 $ 397 $ 401 Underwriting income (loss) Auto $ (9) $ 8 $ (1) $ (12) $ (5) $ 5 $ 1 $ (2) $ 1 Homeowners 1 (11) 4 4 (6) (14) 2 (6) (18) Other personal lines 2 - - (1) 1 - - 2 1 Total $ (6) $ (3) $ 3 $ (9) $ (10) $ (9) $ 3 $ (6) $ (16) Loss ratio 80.3 79.8 76.5 79.3 76.4 78.6 74.1 78.9 76.5 Expense ratio (1) 20.8 20.8 22.9 22.5 25.7 23.3 25.2 21.5 24.7 Combined ratio 101.1 100.6 99.4 101.8 102.1 101.9 99.3 100.4 101.2 Loss ratio 80.3 79.8 76.5 79.3 76.4 78.6 74.1 78.9 76.5 Less: effect of catastrophe losses 3.0 4.8 1.2 1.2 2.9 6.2 0.7 3.0 3.4 effect of prior year non-catastrophe reserve reestimates 0.2 (0.4) 0.6 0.6 (0.2) (0.2) - 0.2 (0.1) Underlying loss ratio * 77.1 75.4 74.7 77.5 73.7 72.6 73.4 75.7 73.2 Reconciliation of combined ratio to underlying combined ratio Combined ratio 101.1 100.6 99.4 101.8 102.1 101.9 99.3 100.4 101.2 Effect of catastrophe losses (3.0) (4.8) (1.2) (1.2) (2.9) (6.2) (0.7) (3.0) (3.4) Effect of prior year non-catastrophe reserve reestimates (0.2) 0.4 (0.6) (0.6) 0.2 0.2 - (0.2) 0.1 Effect of amortization of purchased intangibles - - (0.2) (0.2) (0.2) - (0.2) - (0.1) Underlying combined ratio * 97.9 96.2 97.4 99.8 99.2 95.9 98.4 97.2 97.8 Effect of prior year reserve reestimates on combined ratio - - 0.6 0.6 - - - 0.2 - Effect of advertising expenses on combined ratio 8.0 7.4 8.2 7.5 10.6 8.6 8.1 7.8 9.2 Policies in Force (in thousands) Auto 1,543 1,548 1,548 1,488 1,463 1,432 1,399 1,543 1,463 Homeowners 104 101 98 95 92 88 84 104 92 Other personal lines 48 48 48 46 46 46 45 48 46 1,695 1,697 1,694 1,629 1,601 1,566 1,528 1,695 1,601 New Issued Applications (in thousands) Auto 149 145 180 153 166 156 158 474 480 Homeowners 9 7 7 6 9 9 8 23 26 Average Premium - Gross Written ($) Auto (6-month policy) 626 611 625 608 603 602 605 621 603 Homeowners (12-month policy) 1,082 1,063 1,016 974 984 977 970 1,057 982 Renewal Ratio (%) Auto 81.9 84.0 83.9 82.8 82.9 84.3 83.5 83.2 83.5 Homeowners 84.1 85.5 84.8 84.4 85.9 86.2 84.4 84.8 85.6 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 3Q19 Supplement 18

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions)

	Three months ended								Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018		Sept. 30, 2019	Sept. 30, 2018
Net premiums written	$ 278	$ 278	$ 224	$ 247	$ 271	$ 275	$ 223		$ 780	$ 769
Net premiums earned										
Auto	$ 136	$ 135	$ 134	$ 135	$ 133	$ 135	$ 134		$ 405	$ 402
Homeowners	101	99	99	101	100	100	101		299	301
Other personal lines	20	20	20	20	21	21	22		60	64
Total	$ 257	$ 254	$ 253	$ 256	$ 254	$ 256	$ 257		$ 764	$ 767
Other revenue										
Auto	$ 2	$ -	$ 1	$ 1	$ -	$ 1	$ 1		$ 3	$ 2
Homeowners	-	1	-	-	1	1	-		1	2
Total	$ 2	$ 1	$ 1	$ 1	$ 1	$ 2	$ 1		$ 4	$ 4
Incurred losses										
Auto	$ 94	$ 87	$ 91	$ 99	$ 83	$ 82	$ 85		$ 272	$ 250
Homeowners	82	66	72	58	70	75	65		220	210
Other personal lines	17	14	11	18	9	8	16		42	33
Total	$ 193	$ 167	$ 174	$ 175	$ 162	$ 165	$ 166		$ 534	$ 493
Expenses										
Auto	$ 43	$ 42	$ 45	$ 45	$ 42	$ 45	$ 45		$ 130	$ 132
Homeowners	32	32	31	33	34	34	34		95	102
Other personal lines	6	7	6	8	6	9	7		19	22
Total	$ 81	$ 81	$ 82	$ 86	$ 82	$ 88	$ 86		$ 244	$ 256
Underwriting income (loss)										
Auto	$ 1	$ 6	$ (1)	$ (8)	$ 8	$ 9	$ 5		$ 6	$ 22
Homeowners	(13)	2	(4)	10	(3)	(8)	2		(15)	(9)
Other personal lines	(3)	(1)	3	(6)	6	4	(1)		(1)	9
Total	$ (15)	$ 7	$ (2)	$ (4)	$ 11	$ 5	$ 6		$ (10)	$ 22
Loss ratio	75.1	65.7	68.8	68.4	63.8	64.4	64.6		69.9	64.3
Expense ratio [(1)]	30.7	31.5	32.0	33.2	31.9	33.6	33.1		31.4	32.8
Combined ratio	105.8	97.2	100.8	101.6	95.7	98.0	97.7		101.3	97.1
Loss ratio	75.1	65.7	68.8	68.4	63.8	64.4	64.6		69.9	64.3
Less: effect of catastrophe losses	18.3	10.2	11.9	3.9	9.1	15.6	11.3		13.5	12.0
effect of prior year non-catastrophe reserve reestimates	(0.4)	(2.8)	0.4	(3.5)	(2.0)	(2.8)	(0.8)		(0.9)	(1.9)
Underlying loss ratio *	57.2	58.3	56.5	68.0	56.7	51.6	54.1		57.3	54.2
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	105.8	97.2	100.8	101.6	95.7	98.0	97.7		101.3	97.1
Effect of catastrophe losses	(18.3)	(10.2)	(11.9)	(3.9)	(9.1)	(15.6)	(11.3)		(13.5)	(12.0)
Effect of prior year non-catastrophe reserve reestimates	0.4	2.8	(0.4)	3.5	2.0	2.8	0.8		0.9	1.9
Underlying combined ratio *	87.9	89.8	88.5	101.2	88.6	85.2	87.2		88.7	87.0
Effect of prior year reserve reestimates on combined ratio	0.4	(1.2)	2.0	(3.5)	(1.2)	(2.0)	2.3		0.4	(0.3)
Policies in Force (in thousands)										
Auto	496	497	499	502	504	507	517		496	504
Homeowners	235	236	237	239	240	243	248		235	240
Other personal lines	77	77	78	78	80	81	83		77	80
	808	810	814	819	824	831	848		808	824
New Issued Applications (in thousands)										
Auto	21	22	20	19	21	19	17		63	57
Homeowners	12	12	9	9	10	10	8		33	28
Average Premium - Gross Written ($)										
Auto (12-month policy)	1,137	1,130	1,134	1,136	1,115	1,104	1,116		1,134	1,112
Homeowners (12-month policy)	1,807	1,782	1,768	1,766	1,730	1,701	1,698		1,787	1,710
Renewal Ratio (%)										
Auto	78.9	78.1	77.7	77.5	76.4	73.3	72.5		78.3	74.1
Homeowners	83.0	82.5	82.1	81.8	80.9	78.9	78.3		82.6	79.5

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q19 Supplement

19

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions)	Three months ended Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Nine months ended Sept. 30, 2019	Sept. 30, 2018
Allstate brand auto									
Net premiums written	$ 5,599	$ 5,472	$ 5,395	$ 5,272	$ 5,357	$ 5,211	$ 5,151	$ 16,466	$ 15,719
Net premiums earned	$ 5,446	$ 5,404	$ 5,321	$ 5,275	$ 5,210	$ 5,131	$ 5,046	$ 16,171	$ 15,387
Other revenue	57	57	57	65	56	56	54	171	166
Incurred losses	(3,689)	(3,698)	(3,485)	(3,520)	(3,495)	(3,424)	(3,189)	(10,872)	(10,108)
Expenses	(1,385)	(1,376)	(1,381)	(1,419)	(1,380)	(1,378)	(1,300)	(4,142)	(4,058)
Underwriting income	$ 429	$ 387	$ 512	$ 401	$ 391	$ 385	$ 611	$ 1,328	$ 1,387
Loss ratio	67.7	68.4	65.5	66.7	67.1	66.7	63.2	67.2	65.7
Less: effect of catastrophe losses	2.4	3.3	1.3	1.0	2.2	3.1	-	2.3	1.8
effect of prior year non-catastrophe reserve reestimates	(2.8)	(1.6)	(1.1)	(1.7)	(1.8)	(2.9)	(1.5)	(1.8)	(2.1)
Underlying loss ratio *	68.1	66.7	65.3	67.4	66.7	66.5	64.7	66.7	66.0
Expense ratio [1]	24.4	24.4	24.9	25.7	25.4	25.8	24.7	24.6	25.3
Combined ratio	92.1	92.8	90.4	92.4	92.5	92.5	87.9	91.8	91.0
Effect of catastrophe losses	(2.4)	(3.3)	(1.3)	(1.0)	(2.2)	(3.1)	-	(2.3)	(1.8)
Effect of prior year non-catastrophe reserve reestimates	2.8	1.6	1.1	1.7	1.7	2.9	1.5	1.8	2.1
Underlying combined ratio *	92.5	91.1	90.2	93.1	92.0	92.3	89.4	91.3	91.3
Esurance brand auto									
Net premiums written	$ 525	$ 469	$ 532	$ 452	$ 487	$ 430	$ 470	$ 1,526	$ 1,387
Net premiums earned	$ 498	$ 496	$ 475	$ 466	$ 455	$ 439	$ 411	$ 1,469	$ 1,305
Other revenue	23	20	20	19	21	20	20	63	61
Incurred losses	(404)	(387)	(367)	(374)	(346)	(334)	(309)	(1,158)	(989)
Expenses	(126)	(121)	(129)	(123)	(135)	(120)	(121)	(376)	(376)
Underwriting (loss) income	$ (9)	$ 8	$ (1)	$ (12)	$ (5)	$ 5	$ 1	$ (2)	$ 1
Loss ratio	81.1	78.0	77.3	80.3	76.0	76.1	75.2	78.8	75.8
Less: effect of catastrophe losses	1.8	2.0	0.6	0.4	1.8	3.4	0.5	1.5	1.9
effect of prior year non-catastrophe reserve reestimates	0.2	(0.4)	0.9	0.4	-	(0.2)	0.3	0.2	-
Underlying loss ratio *	79.1	76.4	75.8	79.5	74.2	72.9	74.4	77.1	73.9
Expense ratio [1]	20.7	20.4	22.9	22.3	25.1	22.8	24.6	21.3	24.1
Combined ratio	101.8	98.4	100.2	102.6	101.1	98.9	99.8	100.1	99.9
Effect of catastrophe losses	(1.8)	(2.0)	(0.6)	(0.4)	(1.8)	(3.4)	(0.5)	(1.5)	(1.9)
Effect of prior year non-catastrophe reserve reestimates	(0.2)	0.4	(0.9)	(0.4)	-	0.2	(0.3)	(0.2)	-
Effect of amortization of purchased intangibles	-	-	(0.2)	(0.3)	(0.2)	-	(0.2)	-	(0.1)
Underlying combined ratio *	99.8	96.8	98.5	101.5	99.1	95.7	98.8	98.4	97.9
Encompass brand auto									
Net premiums written	$ 147	$ 146	$ 120	$ 130	$ 143	$ 146	$ 118	$ 413	$ 407
Net premiums earned	$ 136	$ 135	$ 134	$ 135	$ 133	$ 135	$ 134	$ 405	$ 402
Other revenue	2	-	1	1	-	1	1	3	2
Incurred losses	(94)	(87)	(91)	(99)	(83)	(82)	(85)	(272)	(250)
Expenses	(43)	(42)	(45)	(45)	(42)	(45)	(45)	(130)	(132)
Underwriting income (loss)	$ 1	$ 6	$ (1)	$ (8)	$ 8	$ 9	$ 5	$ 6	$ 22
Loss ratio	69.1	64.5	67.9	73.3	62.4	60.7	63.4	67.2	62.2
Less: effect of catastrophe losses	2.9	2.2	2.2	(0.7)	1.5	3.0	0.8	2.5	1.7
effect of prior year non-catastrophe reserve reestimates	(0.7)	(6.6)	-	(5.3)	(0.7)	(0.8)	-	(2.5)	(0.5)
Underlying loss ratio *	66.9	68.9	65.7	79.3	61.6	58.5	62.6	67.2	61.0
Expense ratio [1]	30.2	31.1	32.8	32.6	31.6	32.6	32.9	31.3	32.3
Combined ratio	99.3	95.6	100.7	105.9	94.0	93.3	96.3	98.5	94.5
Effect of catastrophe losses	(2.9)	(2.2)	(2.2)	0.7	(1.5)	(3.0)	(0.8)	(2.5)	(1.7)
Effect of prior year non-catastrophe reserve reestimates	0.7	6.6	-	5.3	0.7	0.8	-	2.5	0.5
Underlying combined ratio *	97.1	100.0	98.5	111.9	93.2	91.1	95.5	98.5	93.3

[1] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q19 Supplement

20

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Allstate brand homeowners									
Net premiums written	$ 2,143	$ 2,076	$ 1,565	$ 1,777	$ 2,008	$ 1,949	$ 1,465	$ 5,784	$ 5,422
Net premiums earned	$ 1,868	$ 1,832	$ 1,811	$ 1,787	$ 1,769	$ 1,742	$ 1,727	$ 5,511	$ 5,238
Other revenue	12	11	11	12	11	11	11	34	33
Incurred losses	(1,082)	(1,508)	(1,254)	(1,445)	(1,125)	(1,308)	(995)	(3,844)	(3,428)
Expenses	(437)	(414)	(426)	(449)	(438)	(408)	(406)	(1,277)	(1,252)
Underwriting income (loss)	$ 361	$ (79)	$ 142	$ (95)	$ 217	$ 37	$ 337	$ 424	$ 591
Loss ratio	57.9	82.3	69.3	80.9	63.6	75.1	57.6	69.8	65.4
Less: effect of catastrophe losses	15.7	42.6	28.2	44.6	23.6	36.0	17.4	28.7	25.7
effect of prior year non-catastrophe reserve reestimates	-	(0.4)	0.3	(0.9)	(1.1)	(1)	-	-	(0.7)
Underlying loss ratio *	42.2	40.1	40.8	37.2	41.1	40.1	40.2	41.1	40.4
Expense ratio [(1)]	22.8	22.0	22.9	24.4	24.1	22.8	22.9	22.5	23.3
Combined ratio	80.7	104.3	92.2	105.3	87.7	97.9	80.5	92.3	88.7
Effect of catastrophe losses	(15.7)	(42.6)	(28.2)	(44.6)	(23.6)	(36.0)	(17.4)	(28.7)	(25.7)
Effect of prior year non-catastrophe reserve reestimates	-	0.4	(0.3)	0.9	1.1	1	-	-	0.7
Underlying combined ratio *	65.0	62.1	63.7	61.6	65.2	62.9	63.1	63.6	63.7
Esurance brand homeowners									
Net premiums written	$ 35	$ 32	$ 25	$ 23	$ 30	$ 27	$ 21	$ 92	$ 78
Net premiums earned	$ 28	$ 27	$ 25	$ 26	$ 22	$ 22	$ 20	$ 80	$ 64
Incurred losses	(20)	(31)	(15)	(16)	(20)	(28)	(11)	(66)	(59)
Expenses	(7)	(7)	(6)	(6)	(8)	(8)	(7)	(20)	(23)
Underwriting income (loss)	$ 1	$ (11)	$ 4	$ 4	$ (6)	$ (14)	$ 2	$ (6)	$ (18)
Loss ratio	71.4	114.8	60.0	61.5	90.9	127.3	55.0	82.5	92.2
Less: effect of catastrophe losses	25.0	55.5	12.0	15.4	27.3	63.6	5.0	31.3	32.8
effect of prior year non-catastrophe reserve reestimates	-	-	(4.0)	3.8	-	-	(5.0)	(1.3)	(1.6)
Underlying loss ratio *	46.4	59.3	52.0	42.3	63.6	63.7	55.0	52.5	61.0
Expense ratio [(1)]	25.0	25.9	24.0	23.1	36.4	36.3	35.0	25.0	35.9
Combined ratio	96.4	140.7	84.0	84.6	127.3	163.6	90.0	107.5	128.1
Effect of catastrophe losses	(25.0)	(55.5)	(12.0)	(15.4)	(27.3)	(63.6)	(5.0)	(31.3)	(32.8)
Effect of prior year non-catastrophe reserve reestimates	-	-	4.0	(3.8)	-	-	5.0	1.3	1.6
Underlying combined ratio *	71.4	85.2	76.0	65.4	100.0	100.0	90.0	77.5	96.9
Encompass brand homeowners									
Net premiums written	$ 110	$ 111	$ 86	$ 98	$ 106	$ 108	$ 86	$ 307	$ 300
Net premiums earned	$ 101	$ 99	$ 99	$ 101	$ 100	$ 100	$ 101	$ 299	$ 301
Other revenue	-	1	-	-	1	1	-	1	2
Incurred losses	(82)	(66)	(72)	(58)	(70)	(75)	(65)	(220)	(210)
Expenses	(32)	(32)	(31)	(33)	(34)	(34)	(34)	(95)	(102)
Underwriting (loss) income	$ (13)	$ 2	$ (4)	$ 10	$ (3)	$ (8)	$ 2	$ (15)	$ (9)
Loss ratio	81.2	66.7	72.7	57.4	70.0	75.0	64.3	73.6	69.8
Less: effect of catastrophe losses	40.6	22.2	25.3	8.9	20.0	34.0	25.7	29.4	26.6
effect of prior year non-catastrophe reserve reestimates	-	-	4.0	2.0	-	-	(1.0)	1.4	(0.3)
Underlying loss ratio *	40.6	44.5	43.4	46.5	50.0	41.0	39.6	42.8	43.5
Expense ratio [(1)]	31.7	31.3	31.3	32.7	33.0	33.0	33.7	31.4	33.2
Combined ratio	112.9	98.0	104.0	90.1	103.0	108.0	98.0	105.0	103.0
Effect of catastrophe losses	(40.6)	(22.2)	(25.3)	(8.9)	(20.0)	(34.0)	(25.7)	(29.4)	(26.6)
Effect of prior year non-catastrophe reserve reestimates	-	-	(4.0)	(2.0)	-	-	1.0	(1.4)	0.3
Underlying combined ratio *	72.3	75.8	74.7	79.2	83.0	74.0	73.3	74.2	76.7

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q19 Supplement

21

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Allstate brand other personal lines									
Net premiums written	$ 492	$ 478	$ 399	$ 420	$ 472	$ 475	$ 375	$ 1,369	$ 1,322
Net premiums earned	$ 447	$ 440	$ 437	$ 432	$ 432	$ 432	$ 420	$ 1,324	$ 1,284
Other revenue	37	35	28	34	36	34	28	100	98
Incurred losses	(277)	(281)	(292)	(316)	(305)	(260)	(257)	(850)	(822)
Expenses	(156)	(146)	(143)	(161)	(157)	(145)	(140)	(445)	(442)
Underwriting income (loss)	$ 51	$ 48	$ 30	$ (11)	$ 6	$ 61	$ 51	$ 129	$ 118
Loss ratio	62.0	63.9	66.8	73.1	70.6	60.2	61.2	64.2	64.0
Less: effect of catastrophe losses	5.1	13.0	14.6	20.1	11.8	10.7	6.5	10.9	9.7
effect of prior year non-catastrophe reserve reestimates	2.5	0.4	0.2	2.5	1.8	(1.4)	(0.7)	1.1	(0.1)
Underlying loss ratio *	54.4	50.5	52.0	50.5	57.0	50.9	55.4	52.2	54.4
Expense ratio [2]	26.6	25.2	26.3	29.4	28.0	25.7	26.7	26.1	26.8
Combined ratio	88.6	89.1	93.1	102.5	98.6	85.9	87.9	90.3	90.8
Effect of catastrophe losses	(5.1)	(13.0)	(14.6)	(20.1)	(11.8)	(10.7)	(6.5)	(10.9)	(9.7)
Effect of prior year non-catastrophe reserve reestimates	(2.5)	(0.4)	(0.2)	(2.5)	(1.8)	1.4	0.7	(1.1)	0.1
Underlying combined ratio *	81.0	75.7	78.3	79.9	85.0	76.6	82.1	78.3	81.2
Esurance brand other personal lines									
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 6	$ 6
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 6	$ 6
Incurred losses	-	(1)	(2)	(2)	-	(2)	(1)	(3)	(3)
Expenses	-	(1)	-	(1)	(1)	-	(1)	(1)	(2)
Underwriting income (loss)	$ 2	$ -	$ -	$ (1)	$ 1	$ -	$ -	$ 2	$ 1
Encompass brand other personal lines									
Net premiums written	$ 21	$ 21	$ 18	$ 19	$ 22	$ 21	$ 19	$ 60	$ 62
Net premiums earned	$ 20	$ 20	$ 20	$ 20	$ 21	$ 21	$ 22	$ 60	$ 64
Incurred losses	(17)	(14)	(11)	(18)	(9)	(8)	(16)	(42)	(33)
Expenses	(6)	(7)	(6)	(8)	(6)	(9)	(7)	(19)	(22)
Underwriting (loss) income	$ (3)	$ (1)	$ 3	$ (6)	$ 6	$ 4	$ (1)	$ (1)	$ 9
Loss ratio	85.0	70.0	55.0	90.0	42.8	38.1	72.7	70.0	51.5
Less: effect of catastrophe losses	10.0	5.0	10.0	10.0	4.8	9.5	9.1	8.3	7.8
effect of prior year non-catastrophe reserve reestimates	-	10.0	(15.0)	(20.0)	(19.1)	(28.5)	(4.6)	(1.6)	(17.2)
Underlying loss ratio *	75.0	55.0	60.0	100.0	57.1	57.1	68.2	63.3	60.9
Expense ratio [2]	30.0	35.0	30.0	40.0	28.6	42.9	31.8	31.7	34.4
Combined ratio	115.0	105.0	85.0	130.0	71.4	81.0	104.5	101.7	85.9
Effect of catastrophe losses	(10.0)	(5.0)	(10.0)	(10.0)	(4.8)	(9.5)	(9.1)	(8.3)	(7.8)
Effect of prior year non-catastrophe reserve reestimates	-	(10.0)	15.0	20.0	19.1	28.5	4.6	1.6	17.2
Underlying combined ratio *	105.0	90.0	90.0	140.0	85.7	100.0	100.0	95.0	95.3

(1) Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 3Q19 Supplement

22

The Allstate Corporation Commercial Lines Profitability Measures (1)(2) ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 238 $ 236 $ 185 $ 177 $ 173 $ 172 $ 137 $ 659 $ 482 Net premiums earned $ 236 $ 226 $ 183 $ 178 $ 176 $ 165 $ 136 $ 645 $ 477 Other revenue 1 2 1 1 2 1 2 4 5 Incurred losses (3) (197) (196) (139) (141) (184) (166) (107) (532) (457) Expenses (39) (39) (38) (37) (36) (36) (37) (116) (109) Underwriting income (loss) $ 1 $ (7) $ 7 $ 1 $ (42) $ (36) $ (6) $ 1 $ (84) Loss ratio 83.5 86.7 76.0 79.2 104.6 100.6 78.7 82.5 95.8 Expense ratio (4) 16.1 16.4 20.2 20.2 19.3 21.2 25.7 17.3 21.8 Combined ratio 99.6 103.1 96.2 99.4 123.9 121.8 104.4 99.8 117.6 Reconciliation of combined ratio to underlying combined ratio Combined ratio 99.6 103.1 96.2 99.4 123.9 121.8 104.4 99.8 117.6 Effect of catastrophe losses (0.9) (1.8) (0.5) (5.1) (3.4) (2.4) (2.2) (1.0) (2.7) Effect of prior year non-catastrophe reserve reestimates (0.4) (5.3) (2.8) (0.5) (23.9) (26.7) (15.4) (2.8) (22.4) Underlying combined ratio * 98.3 96.0 92.9 93.8 96.6 92.7 86.8 96.0 92.5 Effect of prior year reserve reestimates on combined ratio - 5.7 2.2 0.5 23.9 27.3 14.7 2.6 22.4 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio (0.4) 0.4 (0.6) - - 0.6 (0.7) (0.2) - (1) Commercial lines are all Allstate brand products. (2) Includes an agreement with a transportation network company to provide commercial auto insurance coverage in select states that became effective March 1, 2018. Effective March 1, 2019, this coverage was expanded to 15 states from 4 states in 2018. (3) Recorded losses related to the shared economy agreements are primarily based on original pricing expectations given limited loss experience. (4) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 3Q19 Supplement 23

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)

(net of reinsurance)	Three months ended Sept. 30, 2019	June 30, 2019	March 31, 2019	Twelve months ended December 31, 2018	2017	2016	2015	2014
Asbestos								
Beginning reserves	$ 826	$ 847	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Incurred claims and claims expense	28	-	-	44	61	67	39	87
Claims and claims expense paid	(14)	(21)	(19)	(62)	(89)	(115)	(93)	(90)
Ending reserves	$ 840	$ 826	$ 847	$ 866	$ 884	$ 912	$ 960	$ 1,014
Claims and claims expense paid as a percent of ending reserves	1.7 %	2.5 %	2.2 %	7.2 %	10.1 %	12.6 %	9.7 %	8.9 %
Environmental								
Beginning reserves	$ 155	$ 167	$ 170	$ 166	$ 179	$ 179	$ 203	$ 208
Incurred claims and claims expense	36	-	-	20	10	23	1	15
Claims and claims expense paid	(3)	(12)	(3)	(16)	(23)	(23)	(25)	(20)
Ending reserves	$ 188	$ 155	$ 167	$ 170	$ 166	$ 179	$ 179	$ 203
Claims and claims expense paid as a percent of ending reserves	1.6 %	7.7 %	1.8 %	9.4 %	13.9 %	12.8 %	14.0 %	9.9 %
Other (1)								
Beginning reserves	$ 350	$ 350	$ 355	$ 357	$ 354	$ 377	$ 395	$ 421
Incurred claims and claims expense	34	3	2	23	25	15	13	11
Claims and claims expense paid	(6)	(3)	(7)	(25)	(22)	(38)	(31)	(37)
Ending reserves	$ 378	$ 350	$ 350	$ 355	$ 357	$ 354	$ 377	$ 395
Claims and claims expense paid as a percent of ending reserves	1.6 %	0.9 %	2.0 %	7.0 %	6.2 %	10.7 %	8.2 %	9.4 %
Total (2)								
Beginning reserves	$ 1,331	$ 1,364	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Incurred claims and claims expense	98	3	2	87	96	105	53	113
Claims and claims expense paid	(23)	(36)	(29)	(103)	(134)	(176)	(149)	(147)
Ending reserves	$ 1,406	$ 1,331	$ 1,364	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Claims and claims expense paid as a percent of ending reserves	1.6 %	2.7 %	2.1 %	7.4 %	9.5 %	12.2 %	9.8 %	9.1 %

(1) Other includes other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 11.9, 10.1, 9.2, 9.2, 10.6 and 12.0 for the annualized nine months of 2019 and twelve months ended 2018, 2017, 2016, 2015 and 2014, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 3Q19 Supplement

24

The Allstate Corporation Service Businesses Segment Results (1) ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2019 2019 2019 2018 2018 2018 2018 2019 2018 Service Businesses Net premiums written $ 364 $ 350 $ 368 $ 489 $ 358 $ 297 $ 287 $ 1,082 $ 942 Net premiums earned $ 312 $ 305 $ 295 $ 285 $ 275 $ 271 $ 267 $ 912 $ 813 Other revenue 47 48 47 34 16 16 16 142 48 Intersegment insurance premiums and service fees 44 33 33 33 31 29 29 110 89 Net investment income 11 10 9 9 7 6 5 30 18 Realized capital gains and losses 4 9 8 (5) - (2) (4) 21 (6) Claims and claims expense (93) (86) (92) (78) (90) (89) (93) (271) (272) Amortization of deferred policy acquisition costs (139) (134) (127) (122) (118) (113) (110) (400) (341) Operating costs and expenses (171) (158) (151) (148) (124) (116) (117) (480) (357) Restructuring and related charges (1) 1 - (3) - - (1) - (1) Amortization of purchased intangibles (31) (31) (31) (33) (20) (20) (21) (93) (61) Impairment of purchased intangibles - (55) - - - - - (55) - Income tax benefit 4 12 3 6 3 3 7 19 13 Net loss applicable to common shareholders $ (13) $ (46) $ (6) $ (22) $ (20) $ (15) $ (22) $ (65) $ (57) Realized capital gains and losses, after-tax (4) (6) (7) 4 1 1 3 (17) 5 Amortization of purchased intangibles, after-tax 25 25 24 26 16 16 16 74 48 Impairment of purchased intangibles, after-tax - 43 - - - - - 43 - Tax Legislation expense - - - - 4 - - - 4 Adjusted net income (loss) $ 8 $ 16 $ 11 $ 8 $ 1 $ 2 $ (3) $ 35 $ - Allstate Dealer Services Net premiums written $ 126 $ 120 $ 99 $ 105 $ 99 $ 103 $ 92 $ 345 $ 294 Total revenue (2) $ 115 $ 114 $ 107 $ 105 $ 102 $ 100 $ 96 $ 336 $ 298 Claims and claims expense (12) (12) (11) (10) (15) (14) (17) (35) (46) Other costs and expenses (3) (93) (90) (88) (89) (85) (81) (78) (271) (244) Income tax (expense) benefit (2) (3) (1) (1) - (2) 1 (6) (1) Net income applicable to common shareholders $ 8 $ 9 $ 7 $ 5 $ 2 $ 3 $ 2 $ 24 $ 7 Realized capital gains and losses, after-tax (2) (2) (1) - 1 1 1 (5) 3 Adjusted net income $ 6 $ 7 $ 6 $ 5 $ 3 $ 4 $ 3 $ 19 $ 10 Arity Other revenue $ 1 $ 1 $ - $ - $ - $ - $ - $ 2 $ - Intersegment service fees 34 24 24 24 22 21 21 82 64 Other costs and expenses (3) (36) (26) (27) (26) (26) (25) (25) (89) (76) Income tax benefit - - 1 1 - 1 1 1 2 Net loss applicable to common shareholders $ (1) $ (1) $ (2) $ (1) $ (4) $ (3) $ (3) $ (4) $ (10) Adjusted net loss $ (1) $ (1) $ (2) $ (1) $ (4) $ (3) $ (3) $ (4) $ (10) Allstate Identity Protection Other revenue $ 22 $ 23 $ 24 $ 16 $ - $ - $ - $ 69 $ - Intersegment service fees $ 1 - - - - - - $ 1 - Other costs and expenses (3)(4) (47) (44) (38) (27) - - - (129) - Income tax benefit 6 5 3 2 - - - 14 - Net loss applicable to common shareholders $ (18) $ (16) $ (11) $ (9) $ - $ - $ - $ (45) $ - Amortization of purchased intangibles, after-tax 11 10 10 10 - - - 31 - Adjusted net (loss) income $ (7) $ (6) $ (1) $ 1 $ - $ - $ - $ (14) $ - Allstate Roadside Services Net premiums written $ 57 $ 63 $ 63 $ 61 $ 65 $ 68 $ 65 $ 183 $ 198 Total revenue (2) $ 68 $ 73 $ 73 $ 74 $ 77 $ 77 $ 74 $ 214 $ 228 Claims and claims expense (35) (37) (38) (36) (38) (36) (35) (110) (109) Other costs and expenses (3) (39) (40) (43) (47) (46) (46) (45) (122) (137) Income tax benefit 1 1 2 2 2 1 1 4 4 Net loss applicable to common shareholders $ (5) $ (3) $ (6) $ (7) $ (5) $ (4) $ (5) $ (14) $ (14) Realized capital gains and losses, after-tax - - - 1 - - - - - Adjusted net loss $ (5) $ (3) $ (6) $ (6) $ (5) $ (4) $ (5) $ (14) $ (14) (1) Service Businesses results also include Allstate Protection Plans (formerly known as SquareTrade); results are on page 26. (2) Total revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, net investment income and realized capital gains and losses. (3) Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. (4) Includes investments in growing the business and integration into Allstate. The Allstate Corporation 3Q19 Supplement 25

The Allstate Corporation Allstate Protection Plans Results As of or for the ($ in millions) As of or for the three months ended nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net premiums written $ 181 $ 167 $ 206 $ 323 $ 194 $ 126 $ 130 $ 554 $ 450 Net premiums earned $ 163 $ 153 $ 145 $ 134 $ 125 $ 121 $ 123 $ 461 $ 369 Other revenue (1) 7 7 8 3 - - - 22 - Net investment income 5 4 4 4 2 2 1 13 5 Realized capital gains and losses 2 6 7 (4) 1 (1) (2) 15 (2) Claims and claims expense (46) (37) (43) (32) (37) (39) (41) (126) (117) Amortization of deferred policy acquisition costs (60) (56) (53) (50) (47) (45) (45) (169) (137) Other costs and expenses (49) (48) (42) (47) (38) (32) (35) (139) (105) Amortization of purchased intangibles (18) (18) (18) (20) (20) (20) (21) (54) (61) Impairment of purchased intangibles - (55) - - - - - (55) - Income tax (expense) benefit (1) 9 (2) 2 1 3 4 6 8 Net income (loss) applicable to common shareholders $ 3 $ (35) $ 6 $ (10) $ (13) $ (11) $ (16) $ (26) $ (40) Realized capital gains and losses, after-tax (2) (4) (6) 3 - - 2 (12) 2 Amortization of purchased intangibles, after-tax 14 15 14 16 16 16 16 43 48 Impairment of purchased intangibles, after-tax - 43 - - - - - 43 - Tax Legislation expense - - - - 4 - - - 4 Adjusted net income $ 15 $ 19 $ 14 $ 9 $ 7 $ 5 $ 2 $ 48 $ 14 Fair value adjustments, after-tax (2) - 2 1 2 2 2 2 3 6 Adjusted net income, excluding purchase accounting adjustments * $ 15 $ 21 $ 15 $ 11 $ 9 $ 7 $ 4 $ 51 $ 20 Protection Plans in Force (in thousands) (3) 89,783 83,968 77,866 68,588 52,151 44,459 41,806 89,783 52,151 New Issued Protection Plans (in thousands) 10,086 9,754 13,500 22,110 11,120 5,319 5,564 33,340 22,003 (1) Other revenue relates to the acquisition of PlumChoice and iCracked Inc. (2) Purchase accounting adjustments made to record the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are recognized over the life of the in force contracts or approximately three years. (3) Protection plan terms generally range between one and five years with an average term of three years. The Allstate Corporation 3Q19 Supplement 26

The Allstate Corporation Allstate Life Segment Results and Other Statistics As of or for the ($ in millions) As of or for the three months ended nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2019 2019 2019 2018 2018 2018 2018 2019 2018 Premiums $ 155 $ 157 $ 154 $ 158 $ 149 $ 149 $ 146 $ 466 $ 444 Contract charges 176 176 183 182 173 177 181 535 531 Other revenue (1) 31 33 27 35 30 28 26 91 84 Net investment income 128 125 127 125 128 130 122 380 380 Contract benefits (202) (216) (214) (216) (193) (195) (205) (632) (593) Interest credited to contractholder funds (73) (70) (72) (72) (72) (71) (70) (215) (213) Amortization of deferred policy acquisition costs (85) (27) (26) (24) (36) (31) (31) (138) (98) Operating costs and expenses (77) (91) (91) (104) (88) (86) (83) (259) (257) Restructuring and related charges - (1) - - (1) (2) - (1) (3) Income tax expense on operations (9) (18) (15) (15) (15) (19) (15) (42) (49) Adjusted net income 44 68 73 69 75 80 71 185 226 Realized capital gains and losses, after-tax 4 - (4) (4) (3) (2) (2) - (7) Valuation changes on embedded derivatives not hedged, after-tax (9) - - - - - - (9) - DAC and DSI amortization relating to realized capital gains and losses, and valuation changes on embedded derivatives that are not hedged, after-tax 1 (1) (2) (2) (1) (3) (2) (2) (6) Tax Legislation expense - - - - (16) - - - (16) Net income applicable to common shareholders $ 40 $ 67 $ 67 $ 63 $ 55 $ 75 $ 67 $ 174 $ 197 Premiums and Contract Charges by Product Traditional life insurance premiums $ 155 $ 156 $ 154 $ 157 $ 149 $ 148 $ 146 $ 465 $ 443 Accident and health insurance premiums - 1 - 1 - 1 - 1 1 Interest-sensitive life insurance contract charges 176 176 183 182 173 177 181 535 531 Total $ 331 $ 333 $ 337 $ 340 $ 322 $ 326 $ 327 $ 1,001 $ 975 Benefit spread Premiums $ 155 $ 157 $ 154 $ 158 $ 149 $ 149 $ 146 $ 466 $ 444 Cost of insurance contract charges 123 123 129 127 119 121 126 375 366 Contract benefits (202) (216) (214) (216) (193) (195) (205) (632) (593) Total benefit spread $ 76 $ 64 $ 69 $ 69 $ 75 $ 75 $ 67 $ 209 $ 217 Investment spread Net investment income $ 128 $ 125 $ 127 $ 125 $ 128 $ 130 $ 122 $ 380 $ 380 Interest credited to contractholder funds (85) (70) (72) (72) (72) (71) (70) (227) (213) Total investment spread $ 43 $ 55 $ 55 $ 53 $ 56 $ 59 $ 52 $ 153 $ 167 Proprietary Life Issued Policies (2) 31,031 33,105 28,425 46,421 35,454 37,021 30,479 92,561 102,954 Policies in Force (thousands) (3) Life insurance Allstate agencies 1,818 1,822 1,823 1,831 1,820 1,819 1,816 1,818 1,820 Closed channels 183 185 187 189 196 198 200 183 196 Accident and health insurance 2 2 2 2 2 2 2 2 2 Total 2,003 2,009 2,012 2,022 2,018 2,019 2,018 2,003 2,018 (1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance. (2) Policies issued during the period. (3) Reflect the number of contracts in force. The Allstate Corporation 3Q19 Supplement 27

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity							
Numerator:							
Net income applicable to common shareholders (1)(2)	$ 237	$ 252	$ 260	$ 260	$ 591	$ 611	$ 598
Denominator:							
Beginning equity	$ 2,528	$ 2,587	$ 2,542	$ 2,618			
Ending equity (3)	2,863	2,744	2,657	2,474	$ 2,528	$ 2,587	$ 2,542
Average equity (4)	$ 2,696	$ 2,666	$ 2,600	$ 2,546			
Return on equity	8.8 %	9.5 %	10.0 %	10.2 %	23.4 %	23.6 %	23.5 %
Adjusted Net Income Return on Adjusted Equity							
Numerator:							
Adjusted net income (1)	$ 254	$ 285	$ 297	$ 295	$ 284	$ 285	$ 270
Denominator:							
Beginning equity	$ 2,528	$ 2,587	$ 2,542	$ 2,618			
Less: Unrealized net capital gains and losses	75	89	142	234			
Goodwill	175	175	175	175			
Adjusted beginning equity	$ 2,278	$ 2,323	$ 2,225	$ 2,209			
Ending equity	$ 2,863	$ 2,744	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	350	271	168	52	75	89	142
Goodwill	175	175	175	175	175	175	175
Adjusted ending equity	$ 2,338	$ 2,298	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Average adjusted equity (4)	$ 2,308	$ 2,311	$ 2,270	$ 2,228			
Adjusted net income return on adjusted equity *	11.0 %	12.3 %	13.1 %	13.2 %	12.5 %	12.3 %	12.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $16 million Tax Legislation expense for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $322 million benefit for the period ended September 30, 2018, and a $338 million benefit for the periods ended June 30, 2018 and March 31, 2018.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q19 Supplement

28

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Premiums	$ 262	$ 256	$ 259	$ 253	$ 259	$ 254	$ 258	$ 777	$ 771
Contract charges	29	28	29	28	26	29	28	86	83
Net investment income	21	21	19	20	19	19	19	61	57
Contract benefits	(161)	(143)	(145)	(144)	(159)	(143)	(149)	(449)	(451)
Interest credited to contractholder funds	(9)	(8)	(9)	(10)	(8)	(9)	(8)	(26)	(25)
Amortization of deferred policy acquisition costs	(33)	(35)	(43)	(43)	(26)	(36)	(41)	(111)	(103)
Operating costs and expenses	(69)	(71)	(71)	(71)	(68)	(69)	(70)	(211)	(207)
Income tax expense on operations	(9)	(11)	(8)	(7)	(10)	(9)	(8)	(28)	(27)
Adjusted net income	31	37	31	26	33	36	29	99	98
Realized capital gains and losses, after-tax	2	2	3	(7)	2	-	(2)	7	-
DAC and DSI amortization relating to realized capital gains and losses, after-tax	-	-	-	1	-	-	-	-	-
Net income applicable to common shareholders	$ 33	$ 39	$ 34	$ 20	$ 35	$ 36	$ 27	$ 106	$ 98
Benefit ratio (1)	55.3	50.4	50.3	51.2	55.8	50.5	52.1	52.0	52.8
Operating expense ratio (2)	23.7	25.0	24.7	25.3	23.9	24.4	24.5	24.4	24.2
Premiums and Contract Charges by Product									
Life	$ 41	$ 38	$ 38	$ 40	$ 39	$ 38	$ 38	$ 117	$ 115
Accident	76	74	76	73	75	75	74	226	224
Critical illness	121	120	122	117	119	119	121	363	359
Short-term disability	27	27	26	27	27	27	27	80	81
Other health	26	25	26	24	25	24	26	77	75
Total	$ 291	$ 284	$ 288	$ 281	$ 285	$ 283	$ 286	$ 863	$ 854
New Annualized Premium Sales by Product (3)									
Life	$ 9	$ 9	$ 8	$ 16	$ 10	$ 11	$ 8	$ 26	$ 29
Accident	20	20	21	49	22	20	21	61	63
Critical illness	23	22	24	63	22	23	25	69	70
Short-term disability	7	9	8	13	9	7	10	24	26
Other health	10	13	11	28	10	10	12	34	32
Total	$ 69	$ 73	$ 72	$ 169	$ 73	$ 71	$ 76	$ 214	$ 220
Annualized Premium In Force (4)	$ 1,248	$ 1,249	$ 1,251	$ 1,225	$ 1,234	$ 1,245	$ 1,237	$ 1,248	$ 1,234

(1) Benefit ratio is contract benefits divided by premiums and contract charges.

(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.

(3) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

(4) Premium amount paid annually for all active policies, which have not been cancelled.

The Allstate Corporation 3Q19 Supplement

29

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity							
Numerator:							
Net income applicable to common shareholders [(1)(2)]	$ 126	$ 128	$ 125	$ 118	$ 172	$ 167	$ 158
Denominator:							
Beginning equity	$ 883	$ 848	$ 824	$ 821			
Ending equity [(3)]	1,010	969	906	842	$ 883	$ 848	$ 824
Average equity [(4)]	$ 947	$ 909	$ 865	$ 832			
Return on equity	13.3 %	14.1 %	14.5 %	14.2 %	19.5 %	19.7 %	19.2 %
Adjusted Net Income Return on Adjusted Equity							
Numerator:							
Adjusted net income [(1)]	$ 125	$ 127	$ 126	$ 124	$ 119	$ 115	$ 106
Denominator:							
Beginning equity	$ 883	$ 848	$ 824	$ 821			
Less: Unrealized net capital gains and losses	(4)	(4)	8	57			
Goodwill	96	96	96	96			
Adjusted beginning equity	$ 791	$ 756	$ 720	$ 668			
Ending equity	$ 1,010	$ 969	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	52	44	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96	96	96
Adjusted ending equity	$ 862	$ 829	$ 789	$ 756	$ 791	$ 756	$ 720
Average adjusted equity [(4)]	$ 827	$ 793	$ 755	$ 712			
Adjusted net income return on adjusted equity *	15.1 %	16.0 %	16.7 %	17.4 %	15.0 %	15.2 %	14.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $54 million Tax Legislation benefit for the periods ended September 30, 2018, June 30, 2018 and March 31, 2018.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q19 Supplement

30

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Contract charges	$ 3	$ 4	$ 3	$ 4	$ 5	$ 3	$ 3	$ 10	$ 11
Net investment income [1]	251	296	190	253	260	293	290	737	843
Periodic settlements and accruals on non-hedge derivative instruments	(1)	1	-	-	-	-	-	-	-
Contract benefits	(150)	(152)	(138)	(128)	(146)	(145)	(150)	(440)	(441)
Interest credited to contractholder funds	(73)	(75)	(78)	(80)	(83)	(87)	(87)	(226)	(257)
Amortization of deferred policy acquisition costs	(2)	(1)	(2)	(2)	(2)	(2)	(1)	(5)	(5)
Operating costs and expenses	(7)	(8)	(7)	(6)	(7)	(9)	(9)	(22)	(25)
Income tax (expense) benefit on operations	(5)	(13)	7	(9)	(7)	(9)	(11)	(11)	(27)
Adjusted net income (loss)	16	52	(25)	32	20	44	35	43	99
Realized capital gains and losses, after-tax	16	37	124	(153)	40	5	(23)	177	22
Valuation changes on embedded derivatives not hedged, after-tax	(1)	(2)	(3)	(2)	1	-	4	(6)	5
Gain on disposition of operations, after-tax	-	1	1	1	1	1	1	2	3
Tax Legislation benefit	-	-	-	-	69	-	-	-	69
Net income (loss) applicable to common shareholders	$ 31	$ 88	$ 97	$ (122)	$ 131	$ 50	$ 17	$ 216	$ 198
Benefit spread									
Cost of insurance contract charges	$ 2	$ 2	$ 2	$ 3	$ 3	$ 1	$ 2	$ 6	$ 6
Contract benefits excluding the implied interest on immediate annuities with life contingencies	(30)	(33)	(17)	(6)	(23)	(22)	(26)	(80)	(71)
Total benefit spread	$ (28)	$ (31)	$ (15)	$ (3)	$ (20)	$ (21)	$ (24)	$ (74)	$ (65)
Investment spread									
Net investment income	$ 251	$ 296	$ 190	$ 253	$ 260	$ 293	$ 290	$ 737	$ 843
Implied interest on immediate annuities with life contingencies	(120)	(119)	(121)	(122)	(123)	(123)	(124)	(360)	(370)
Interest credited to contractholder funds excluding valuation changes on embedded derivatives not hedged	(75)	(78)	(81)	(83)	(83)	(85)	(83)	(234)	(251)
Total investment spread	$ 56	$ 99	$ (12)	$ 48	$ 54	$ 85	$ 83	$ 143	$ 222
[1] Performance-based net investment income, a component of net investment income	$ 68	$ 106	$ 1	$ 64	$ 72	$ 92	$ 97	$ 175	$ 261

The Allstate Corporation 3Q19 Supplement

31

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)

	Twelve months ended						
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity							
Numerator:							
Net income applicable to common shareholders [(1)(2)]	$ 94	$ 194	$ 156	$ 76	$ 461	$ 396	$ 407
Denominator:							
Beginning equity	$ 5,119	$ 5,029	$ 5,009	$ 4,950			
Ending equity [(3)]	5,552	5,437	5,278	4,949	$ 5,119	$ 5,029	$ 5,009
Average equity [(4)]	$ 5,336	$ 5,233	$ 5,144	$ 4,950			
Return on equity	1.8 %	3.7 %	3.0 %	1.5 %	9.0 %	7.9 %	8.1 %
Adjusted Net Income Return on Adjusted Equity							
Numerator:							
Adjusted net income [(1)]	$ 75	$ 79	$ 71	$ 131	$ 155	$ 190	$ 211
Denominator:							
Beginning equity	$ 5,119	$ 5,029	$ 5,009	$ 4,950			
Less: Unrealized net capital gains and losses	241	272	279	607			
Adjusted beginning equity	$ 4,878	$ 4,757	$ 4,730	$ 4,343			
Ending equity	$ 5,552	$ 5,437	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	585	502	428	193	241	272	279
Adjusted ending equity	$ 4,967	$ 4,935	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Average adjusted equity [(4)]	$ 4,923	$ 4,846	$ 4,790	$ 4,550			
Adjusted net income return on adjusted equity *	1.5 %	1.6 %	1.5 %	2.9 %	3.2 %	4.0 %	4.5 %
Adjusted net income return on adjusted equity by product:							
Deferred annuities	14.2 %	13.2 %	11.7 %	10.7 %	10.4 %	11.3 %	10.6 %
Immediate annuities	0.3 %	0.5 %	0.4 %	1.9 %	2.4 %	3.2 %	3.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $69 million Tax Legislation benefit for the periods ended June 30, 2019, March 31, 2019 and December 31, 2018, a $251 million benefit for the period ended September 30, 2018, and a $182 million benefit for the periods ended June 30, 2018 and March 31, 2018.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 3Q19 Supplement

32

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended Nine months ended Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2019 2019 2019 2018 2018 2018 2018 2019 2018 Net investment income $ 21 $ 19 $ 12 $ 15 $ 20 $ 23 $ 13 $ 52 $ 56 Operating costs and expenses (19) (24) (21) (24) (28) (11) (8) (64) (47) Interest expense (80) (82) (83) (81) (82) (86) (83) (245) (251) Income tax benefit on operations 19 19 20 18 21 18 17 58 56 Preferred stock dividends (42) (30) (31) (43) (37) (39) (29) (103) (105) Adjusted net loss (101) (98) (103) (115) (106) (95) (90) (302) (291) Realized capital gains and losses, after-tax 2 7 1 (20) - (9) (1) 10 (10) Pension and other postretirement remeasurement gains and losses, after-tax (179) (99) (11) (395) 30 6 (11) (289) 25 Business combination expenses, after-tax - - - (7) - - - - - Tax Legislation expense - - - - (15) - - - (15) Net loss applicable to common shareholders $ (278) $ (190) $ (113) $ (537) $ (91) $ (98) $ (102) $ (581) $ (291) The Allstate Corporation 3Q19 Supplement 33

The Allstate Corporation
Investment Position

($ in millions)	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Consolidated Investments							
Fixed income securities, at fair value:							
Tax-exempt	$ 6,954	$ 6,891	$ 7,132	$ 7,000	$ 7,252	$ 7,396	$ 6,310
Taxable	52,305	51,593	51,070	50,170	50,411	49,495	50,364
Equity securities [1]	8,206	7,906	5,802	5,036	6,965	6,888	6,986
Mortgage loans	4,694	4,687	4,681	4,670	4,592	4,535	4,679
Limited partnership interests [2]	7,990	7,818	7,493	7,505	7,602	7,679	7,434
Short-term, at fair value	5,254	3,740	4,157	3,027	3,071	3,123	3,424
Other	3,904	3,856	3,786	3,852	4,075	4,125	4,092
Total	$ 89,307	$ 86,491	$ 84,121	$ 81,260	$ 83,968	$ 83,241	$ 83,289
Fixed income securities, at amortized cost:							
Tax-exempt	$ 6,667	$ 6,652	$ 6,980	$ 6,994	$ 7,340	$ 7,438	$ 6,379
Taxable	49,596	49,356	49,851	50,140	50,278	49,312	49,830
Ratio of fair value to amortized cost	105.3 %	104.4 %	102.4 %	100.1 %	100.1 %	100.2 %	100.8 %
Short-term, at amortized cost	$ 5,254	$ 3,740	$ 4,157	$ 3,027	$ 3,071	$ 3,123	$ 3,424
Limited partnership interests - approximate cumulative pre-tax appreciation	$ 1,501	$ 1,410	$ 1,231	$ 1,236	$ 1,308	$ 1,366	$ 1,347

September 30, 2019 - By Segment

	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Fixed income securities, at fair value:							
Tax-exempt	$ 6,618	$ 45	$ -	$ -	$ 74	$ 217	$ 6,954
Taxable	25,853	1,116	7,773	1,323	14,440	1,800	52,305
Equity securities	6,203	272	104	130	1,162	335	8,206
Mortgage loans	393	-	1,953	212	2,136	-	4,694
Limited partnership interests	4,703	-	-	-	3,287	-	7,990
Short-term, at fair value	2,387	116	520	35	981	1,215	5,254
Other	1,604	-	1,351	311	638	-	3,904
Total	$ 47,761	$ 1,549	$ 11,701	$ 2,011	$ 22,718	$ 3,567	$ 89,307
Fixed income securities, at amortized cost:							
Tax-exempt	$ 6,345	$ 44	$ -	$ -	$ 71	$ 207	$ 6,667
Taxable	24,892	1,073	7,118	1,254	13,493	1,766	49,596
Ratio of fair value to amortized cost	104.0 %	103.9 %	109.2 %	105.5 %	107.0 %	102.2 %	105.3 %
Short-term, at amortized cost	$ 2,387	$ 116	$ 520	$ 35	$ 981	$ 1,215	$ 5,254
Fixed income securities portfolio duration (in years) [3]	5.11	4.68	6.03	4.73	4.50	2.24	4.97

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of September 30, 2019, we have commitments to invest in additional limited partnership interests totaling $2.87 billion.
(3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 3Q19 Supplement

34

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Net Investment Income									
Fixed income securities	$ 546	$ 543	$ 538	$ 533	$ 527	$ 509	$ 508	$ 1,627	$ 1,544
Equity securities	57	68	30	40	35	61	34	155	130
Mortgage loans	54	54	53	54	52	60	51	161	163
Limited partnership interests ("LP") [1]	197	254	9	142	210	173	180	460	563
Short-term	28	26	26	23	19	19	12	80	50
Other	66	67	63	67	71	68	66	196	205
Investment income, before expense	948	1,012	719	859	914	890	851	2,679	2,655
Less: Investment expense [2]	(68)	(70)	(71)	(73)	(70)	(66)	(65)	(209)	(201)
Net investment income	$ 880	$ 942	$ 648	$ 786	$ 844	$ 824	$ 786	$ 2,470	$ 2,454
Interest-bearing investments [3]	$ 676	$ 672	$ 664	$ 659	$ 650	$ 639	$ 622	$ 2,012	$ 1,911
Equity securities	57	68	30	40	35	61	34	155	130
LP and other alternative investments [4]	215	272	25	160	229	190	195	512	614
Investment income, before expense	$ 948	$ 1,012	$ 719	$ 859	$ 914	$ 890	$ 851	$ 2,679	$ 2,655
Pre-Tax Yields [5]									
Fixed income securities	3.9 %	3.8 %	3.8 %	3.7 %	3.7 %	3.6 %	3.6 %	3.8 %	3.6 %
Equity securities	3.4	4.7	2.6	3.2	2.3	4.1	2.5	3.6	3.0
Mortgage loans	4.6	4.6	4.6	4.6	4.6	5.2	4.4	4.6	4.7
Limited partnership interests	10.0	13.3	0.5	7.5	11.0	9.2	10.1	8.0	10.2
Total portfolio	4.4	4.8	3.4	4.1	4.4	4.3	4.1	4.2	4.2
Interest-bearing investments	4.0	4.0	3.9	3.9	3.8	3.8	3.7	3.9	3.8
Realized Capital Gains and Losses (Pre-tax) by Transaction Type									
Impairment write-downs	$ (14)	$ (15)	$ (14)	$ (4)	$ (5)	$ (4)	$ (1)	$ (43)	$ (10)
Sales	147	117	95	(76)	(22)	(75)	(42)	359	(139)
Valuation of equity investments	24	200	627	(840)	198	34	(83)	851	149
Valuation and settlements of derivative instruments	40	22	(46)	26	5	20	(8)	16	17
Total	$ 197	$ 324	$ 662	$ (894)	$ 176	$ (25)	$ (134)	$ 1,183	$ 17
Total Return on Investment Portfolio [6]									
Net investment income	1.0 %	1.1 %	0.8 %	0.9 %	1.0 %	1.0 %	0.9 %	2.9 %	2.9 %
Valuation-interest bearing	0.8	1.5	1.7	(0.1)	(0.1)	(0.5)	(1.3)	4.0	(2.1)
Valuation-equity owned	0.1	0.2	0.8	(1.0)	0.2	-	(0.1)	1.1	0.2
Total	1.9 %	2.8 %	3.3 %	(0.2) %	1.1 %	0.5 %	(0.5) %	8.0 %	1.0 %
Average Investment Balances (in billions) [7]	$ 83.9	$ 82.2	$ 81.2	$ 81.7	$ 82.4	$ 81.9	$ 81.0	$ 82.6	$ 81.7

(1) Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees.

(2) Includes $19 million and $17 million of investee level expenses (depreciation and asset level operating expenses) for the three months ended September 30, 2019 and 2018, respectively, and $10 million and $8 million of securities lending expenses (portion of reinvestment income on securities lending collateral paid to counterparties) for the three months ended September 30, 2019 and 2018, respectively.

(3) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans, and derivatives.

(4) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(5) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(6) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances.

(7) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 3Q19 Supplement

35

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended September 30, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 272	$ 8	$ 86	$ 14	$ 152	$ 14	$ 546
Equity securities	44	2	1	1	6	3	57
Mortgage loans	4	-	21	2	27	-	54
Limited partnership interests ("LP")	128	-	-	-	69	-	197
Short-term	13	1	4	-	6	4	28
Other	27	-	21	5	12	1	66
Investment income, before expense	488	11	133	22	272	22	948
Less: Investment expense	(40)	-	(5)	(1)	(21)	(1)	(68)
Net investment income	$ 448	$ 11	$ 128	$ 21	$ 251	$ 21	$ 880
Net investment income, after-tax	$ 369	$ 9	$ 104	$ 17	$ 198	$ 17	$ 714
Interest-bearing investments [1]	$ 304	$ 9	$ 132	$ 21	$ 191	$ 19	$ 676
Equity securities	44	2	1	1	6	3	57
LP and other alternative investments [2]	140	-	-	-	75	-	215
Investment income, before expense	$ 488	$ 11	$ 133	$ 22	$ 272	$ 22	$ 948
Pre-Tax Yields [3]							
Fixed income securities	3.5 %	3.0 %	4.8 %	4.3 %	4.5 %	2.9 %	3.9 %
Equity securities	3.5	3.4	4.9	2.2	2.6	3.5	3.4
Mortgage loans	4.3	-	4.4	4.3	4.9	-	4.6
Limited partnership interests	11.0	-	-	-	8.5	-	10.0
Total portfolio	4.2	3.0	4.9	4.4	4.9	3.0	4.4
Interest-bearing investments	3.5	3.0	4.9	4.6	4.4	3.0	4.0
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs	$ (6)	$ -	$ (1)	$ -	$ (7)	$ -	$ (14)
Sales	124	2	4	2	15	-	147
Valuation of equity investments	13	2	2	-	4	3	24
Valuation and settlements of derivative instruments	32	-	-	-	8	-	40
Total	$ 163	$ 4	$ 5	$ 2	$ 20	$ 3	$ 197

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

The Allstate Corporation 3Q19 Supplement

36

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Nine months ended September 30, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 796	$ 23	$ 262	$ 39	$ 467	$ 40	$ 1,627
Equity securities	116	5	2	2	25	5	155
Mortgage loans	12	-	64	7	78	-	161
Limited partnership interests ("LP")	286	-	-	-	174	-	460
Short-term	44	2	8	1	17	8	80
Other	80	-	60	14	38	4	196
Investment income, before expense	1,334	30	396	63	799	57	2,679
Less: Investment expense	(124)	-	(16)	(2)	(62)	(5)	(209)
Net investment income	$ 1,210	$ 30	$ 380	$ 61	$ 737	$ 52	$ 2,470
Net investment income, after-tax	$ 989	$ 24	$ 308	$ 48	$ 583	$ 42	$ 1,994
Interest-bearing investments [1]	$ 898	$ 25	$ 394	$ 61	$ 582	$ 52	$ 2,012
Equity securities	116	5	2	2	25	5	155
LP and other alternative investments [2]	320	-	-	-	192	-	512
Investment income, before expense	$ 1,334	$ 30	$ 396	$ 63	$ 799	$ 57	$ 2,679
Pre-Tax Yields [3]							
Fixed income securities	3.4 %	3.0 %	4.8 %	4.2 %	4.5 %	3.0 %	3.8 %
Equity securities	3.7	3.4	3.9	2.4	3.3	3.7	3.6
Mortgage loans	4.4	-	4.5	4.4	4.7	-	4.6
Limited partnership interests	8.6	-	-	-	7.1	-	8.0
Total portfolio	3.9	3.0	4.9	4.4	4.8	3.0	4.2
Interest-bearing investments	3.4	3.0	4.9	4.5	4.5	3.0	3.9
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs	$ (23)	$ -	$ (1)	$ -	$ (19)	$ -	$ (43)
Sales	332	4	(7)	(1)	29	2	359
Valuation of equity investments	607	17	9	9	198	11	851
Valuation and settlements of derivative instruments	-	-	-	-	16	-	16
Total	$ 916	$ 21	$ 1	$ 8	$ 224	$ 13	$ 1,183

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.
(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.
(3) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

The Allstate Corporation 3Q19 Supplement 37

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the three months ended September 30, 2019							As of or for the three months ended September 30, 2018
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
Market-based [1]								
Investment Position								
Interest-bearing investments	$ 36,024	$ 1,278	$ 11,597	$ 1,881	$ 17,952	$ 3,232	$ 71,964	$ 68,441
Equity securities [2]	5,966	271	104	130	1,081	335	7,887	6,725
LP and other alternative investments [3]	745	-	-	-	117	-	862	764
Total	$ 42,735	$ 1,549	$ 11,701	$ 2,011	$ 19,150	$ 3,567	$ 80,713	$ 75,930
Investment income								
Interest-bearing investments	$ 303	$ 9	$ 132	$ 21	$ 190	$ 19	$ 674	$ 648
Equity securities	40	2	1	1	6	3	53	36
LP and other alternative investments	1	-	-	-	-	-	1	1
Investment income, before expense	344	11	133	22	196	22	728	685
Investee level expenses [4]	(1)	-	-	-	-	-	(1)	(2)
Income for yield calculation	$ 343	$ 11	$ 133	$ 22	$ 196	$ 22	$ 727	$ 683
Market-based pre-tax yield	3.4 %	3.0 %	4.9 %	4.4 %	4.3 %	3.0 %	3.9 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (5)	$ -	$ (1)	$ -	$ (7)	$ -	$ (13)	$ (3)
Sales	124	2	4	2	16	-	148	(25)
Valuation of equity investments	8	2	2	-	2	3	17	194
Valuation and settlements of derivative instruments	18	-	-	-	1	-	19	(3)
Total	$ 145	$ 4	$ 5	$ 2	$ 12	$ 3	$ 171	$ 163
Performance-based [5]								
Investment Position								
Interest-bearing investments	$ 117	$ -	$ -	$ -	$ 40	$ -	$ 157	$ 124
Equity securities	238	-	-	-	81	-	319	240
LP and other alternative investments	4,671	-	-	-	3,447	-	8,118	7,674
Total	$ 5,026	$ -	$ -	$ -	$ 3,568	$ -	$ 8,594	$ 8,038
Investment income								
Interest-bearing investments	$ 1	$ -	$ -	$ -	$ 1	$ -	$ 2	$ 2
Equity securities	4	-	-	-	-	-	4	(1)
LP and other alternative investments	139	-	-	-	75	-	214	228
Investment income, before expense	144	-	-	-	76	-	220	229
Investee level expenses	(10)	-	-	-	(8)	-	(18)	(15)
Income for yield calculation	$ 134	$ -	$ -	$ -	$ 68	$ -	$ 202	$ 214
Performance-based pre-tax yield	10.9 %	N/A	N/A	N/A	7.9 %	N/A	9.6 %	10.8 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (1)	$ -	$ -	$ -	$ -	$ -	$ (1)	$ (2)
Sales	-	-	-	-	(1)	-	(1)	3
Valuation of equity investments	5	-	-	-	2	-	7	4
Valuation and settlements of derivative instruments	14	-	-	-	7	-	21	8
Total	$ 18	$ -	$ -	$ -	$ 8	$ -	$ 26	$ 13

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q19 Supplement

38

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total	Total
	As of or for the nine months ended September 30, 2019							As of or for the nine months ended September 30, 2018
Market-based [1]								
Investment Position								
Interest-bearing investments	$ 36,024	$ 1,278	$ 11,597	$ 1,881	$ 17,952	$ 3,232	$ 71,964	$ 68,441
Equity securities [2]	5,966	271	104	130	1,081	335	7,887	6,725
LP and other alternative investments [3]	745	-	-	-	117	-	862	764
Total	$ 42,735	$ 1,549	$ 11,701	$ 2,011	$ 19,150	$ 3,567	$ 80,713	$ 75,930
Investment income								
Interest-bearing investments	$ 893	$ 25	$ 394	$ 61	$ 580	$ 52	$ 2,005	$ 1,905
Equity securities	108	5	2	2	23	5	145	129
LP and other alternative investments	6	-	-	-	-	-	6	2
Investment income, before expense	1,007	30	396	63	603	57	2,156	2,036
Investee level expenses [4]	(5)	-	-	-	-	-	(5)	(5)
Income for yield calculation	$ 1,002	$ 30	$ 396	$ 63	$ 603	$ 57	$ 2,151	$ 2,031
Market-based pre-tax yield	3.4 %	3.0 %	4.9 %	4.4 %	4.4 %	3.0 %	3.9 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (21)	$ -	$ (1)	$ -	$ (17)	$ -	$ (39)	$ (7)
Sales	272	4	(7)	(1)	30	2	300	(141)
Valuation of equity investments	590	17	9	9	181	11	817	126
Valuation and settlements of derivative instruments	(20)	-	-	-	5	-	(15)	(2)
Total	$ 821	$ 21	$ 1	$ 8	$ 199	$ 13	$ 1,063	$ (24)
Performance-based [5]								
Investment Position								
Interest-bearing investments	$ 117	$ -	$ -	$ -	$ 40	$ -	$ 157	$ 124
Equity securities	238	-	-	-	81	-	319	240
LP and other alternative investments	4,671	-	-	-	3,447	-	8,118	7,674
Total	$ 5,026	$ -	$ -	$ -	$ 3,568	$ -	$ 8,594	$ 8,038
Investment income								
Interest-bearing investments	$ 5	$ -	$ -	$ -	$ 2	$ -	$ 7	$ 6
Equity securities	8	-	-	-	2	-	10	1
LP and other alternative investments	314	-	-	-	192	-	506	612
Investment income, before expense	327	-	-	-	196	-	523	619
Investee level expenses	(33)	-	-	-	(21)	-	(54)	(48)
Income for yield calculation	$ 294	$ -	$ -	$ -	$ 175	$ -	$ 469	$ 571
Performance-based pre-tax yield	8.4 %	N/A	N/A	N/A	6.7 %	N/A	7.7 %	10.0 %
Realized capital gains and losses (pre-tax) by transaction type								
Impairment write-downs	$ (2)	$ -	$ -	$ -	$ (2)	$ -	$ (4)	$ (3)
Sales	60	-	-	-	(1)	-	59	2
Valuation of equity investments	17	-	-	-	17	-	34	23
Valuation and settlements of derivative instruments	20	-	-	-	11	-	31	19
Total	$ 95	$ -	$ -	$ -	$ 25	$ -	$ 120	$ 41

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 3Q19 Supplement
39

The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2019	June 30, 2019	March 31, 2019	Dec 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Sept. 30, 2019	Sept. 30, 2018
Investment position									
Limited partnerships									
Private equity	$ 6,162	$ 5,952	$ 5,786	$ 5,724	$ 5,712	$ 5,585	$ 5,437	$ 6,162	$ 5,712
Real estate	1,008	1,033	984	1,134	1,170	1,207	1,212	1,008	1,170
PB - limited partnerships	7,170	6,985	6,770	6,858	6,882	6,792	6,649	7,170	6,882
Non-LP									
Private equity	407	355	331	343	327	300	249	407	327
Real estate	1,017	906	808	836	829	816	811	1,017	829
PB - non-LP	1,424	1,261	1,139	1,179	1,156	1,116	1,060	1,424	1,156
Total									
Private equity	6,569	6,307	6,117	6,067	6,039	5,885	5,686	6,569	6,039
Real estate	2,025	1,939	1,792	1,970	1,999	2,023	2,023	2,025	1,999
Total PB	$ 8,594	$ 8,246	$ 7,909	$ 8,037	$ 8,038	$ 7,908	$ 7,709	$ 8,594	$ 8,038
Investment income									
Limited partnerships									
Private equity	$ 125	$ 216	$ (5)	$ 130	$ 123	$ 152	$ 177	$ 336	$ 452
Real estate	71	38	12	12	87	21	3	121	111
PB - limited partnerships	196	254	7	142	210	173	180	457	563
Non-LP									
Private equity	5	10	3	2	1	4	2	18	7
Real estate	19	15	14	17	18	16	15	48	49
PB - non-LP	24	25	17	19	19	20	17	66	56
Total									
Private equity	130	226	(2)	132	124	156	179	354	459
Real estate	90	53	26	29	105	37	18	169	160
Total PB	$ 220	$ 279	$ 24	$ 161	$ 229	$ 193	$ 197	$ 523	$ 619
Investee level expenses	$ (18)	$ (18)	$ (18)	$ (16)	$ (15)	$ (17)	$ (16)	$ (54)	$ (48)
Realized capital gains and losses									
Limited partnerships									
Private equity	$ (1)	$ (3)	$ (3)	$ (3)	$ 1	$ (1)	$ -	$ (7)	$ -
Real estate	-	1	-	-	(2)	-	-	1	(2)
PB - limited partnerships	(1)	(2)	(3)	(3)	(1)	(1)	-	(6)	(2)
Non-LP									
Private equity	17	8	28	18	13	34	(8)	53	39
Real estate	10	31	32	13	1	3	-	73	4
PB - non-LP	27	39	60	31	14	37	(8)	126	43
Total									
Private equity	16	5	25	15	14	33	(8)	46	39
Real estate	10	32	32	13	(1)	3	-	74	2
Total PB	$ 26	$ 37	$ 57	$ 28	$ 13	$ 36	$ (8)	$ 120	$ 41
Pre-Tax Yield	9.6 %	12.9 %	0.3 %	7.2 %	10.8 %	9.0 %	9.9 %	7.7 %	10.0 %
Internal Rate of Return (1)									
10 Year	12.4 %	12.1 %	11.4 %	10.0 %	9.3 %	9.1 %	9.0 %		
5 Year	11.2 %	11.4 %	11.2 %	12.3 %	13.0 %	13.1 %	13.0 %		

(1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

The Allstate Corporation 3Q19 Supplement

40

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization or impairment of purchased intangibles, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization or impairment of purchased intangibles, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangibles ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization of purchased intangibles on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangibles. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization of purchased intangibles relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The Allstate Corporation 3Q19 Supplement 41

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization or impairment of purchased intangibles, after-tax, realized capital gains and losses, after-tax, pension and other postretirement remeasurement gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate Allstate Protection Plans’ results of operations. We believe that the measure provides investors with a valuable measure of Allstate Protection Plans’ ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangibles, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to Allstate Protection Plans’ operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating Allstate Protection Plans’ performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "Allstate Protection Plans Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 3Q19 Supplement 42